UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Lilis Energy, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[           ], 2017

To Our Stockholders:

You are cordially invited to attend the annual meeting of the stockholders of Lilis Energy, Inc. (“we,” “us,” “our,” “Lilis Energy,” “Lilis,” or the “Company), at the offices of Lilis located at 152 W. 57th Street, 21st Floor, New York, NY 10019, at 10:00 a.m. (Local Time) on June [  ], 2017, or at any adjournment or postponement thereof (the “Annual Meeting”). At the Annual Meeting, you will be asked to vote on each of the 7 proposals set forth in the attached Notice of Annual Meeting of Stockholders and proxy statement, which contains detailed information about each proposal and other matters related to the Annual Meeting.

All of Lilis’s stockholders of record as of the close of business May 22, 2017 will be entitled to vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote your shares by using the internet or telephone, or by mail by signing, dating and returning the proxy card enclosed, as described in the accompanying Proxy Statement.

If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

If you have any questions or require any assistance with voting your shares, please contact the Company at 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, TX 78258 or by telephone at (210) 999-5400.

Sincerely,

/s/ Abraham Mirman

Abraham Mirman
Chief Executive Officer

LILIS ENERGY, INC.
300 E. Sonterra Blvd., Suite No. 1220
San Antonio, TX 78258
(210) 999-5400

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
To be held on June [  ], 2017 at 10:00 a.m. (Local Time)

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Lilis Energy, Inc. (“we,” “us,” “our,” “Lilis Energy,” “Lilis,” or the “Company) will be held at the offices of Lilis located at 152 W. 57th Street, 21st Floor, New York, NY 10019, at 10:00 a.m. (Local Time) on June [  ], 2017, or at any adjournment or postponement thereof (the “Annual Meeting”), for the following purposes:

1.	To approve (a) the potential issuance of 20% or more of our outstanding common stock pursuant to the Second Lien Credit Agreement and (b) any “change of control” that may result from the issuance of shares of common stock pursuant to the Second Lien Credit Agreement;
2.	To approve and adopt an amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock;
3.	To elect six directors for one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified;
4.	To approve, on an advisory basis, the compensation of the Company's named executive officers;
5.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017;
6.	To approve and adopt an amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 3,000,000 shares to an aggregate of 13,000,000 shares; and
7.	To transact any other business as may properly come before the Annual Meeting and any adjournment thereof.

We have set the close of business on May 22, 2017 as the record date for the Annual Meeting.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the internet, by telephone, or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the internet, by telephone, or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS PRESENTED AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Abraham Mirman

Abraham Mirman, Chief Executive Officer
New York, New York
[           ], 2017

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR
SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This proxy statement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to additional matters to be presented at the Annual Meeting; executive sessions of the Board; potential payments upon termination or change in control; the impact of the compensation program on the Company; and any statements or assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “should,” “could,” “estimate,” “intend,” “plan,” “project,” “continue,” “believe,” “expect,” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. For a detailed description of factors that could cause actual results to differ materially from those expressed in any forward-looking statement, we urge you to carefully review and consider the disclosures made in the “Risk Factors” sections of our filings with the Securities and Exchange Commission, or the SEC, available free of charge at the SEC’s website (www.sec.gov). See “Where You Can Find More Information” beginning on page 57 of this proxy statement.

ANNUAL MEETING

General

This proxy statement is being furnished to Lilis stockholders in connection with the solicitation of proxies by the board of directors of Lilis, which we refer to as the Board, to be used at the Annual Meeting to be held at the offices of Lilis located at 152 W. 57th Street, 21st Floor, New York, NY 10019, at 10:00 a.m. (Local Time) on [           ], 2017, and at any adjournment or postponement of that meeting, which we refer to as the Annual Meeting. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures. This proxy statement and the enclosed form of proxy card are first being sent to Lilis stockholders on or about [           ], 2017.

Who Can Vote

The Lilis board of directors has fixed the close of business on May 22, 2017 as the record date for determining the holders of shares of our common stock entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of such shares at the close of business on that date will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were [    ] shares of our common stock outstanding, held by approximately [    ] holders of record.

If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy regardless of whether you attend the Annual Meeting.

Broker Non-Votes

Brokers, banks, or other holders of record are not permitted to vote on certain types of proposals without specific client instructions, including proposals to amend a company’s articles of incorporation or equity incentive plan. In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required. This is called a “broker non-vote.” If you are a beneficial owner whose shares are held of record by a broker, bank, or other holder of record, you must instruct the broker, bank, or other holder of record how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. At the Annual Meeting, your broker, bank, or other holder of record does not have discretionary voting authority to vote on any of the proposals without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How You Can Vote

You can vote your shares by attending the Annual Meeting in person. You may also complete and mail your proxy card in the return envelope enclosed or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the internet as described in the instructions included with your proxy card or voting instruction card.

Each holder of shares of our common stock outstanding on the record date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting, for which such stockholder is entitled to vote. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail or by telephone or the internet) that is received at or prior to the meeting (and not revoked). If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares.

If your proxy is properly executed and received by us in time to be voted at the Annual Meeting, the shares represented by your proxy (including those given through the mail or by telephone or the internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “FOR” the proposals set forth in the notice of Annual Meeting.

The only matters that we expect to be presented at the Annual Meeting are set forth in the notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Quorum

If you vote in person or by proxy at the Annual Meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our common stock present in person or by proxy at the Annual Meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Annual Meeting. Our bylaws provide that a majority of our capital stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, constitutes a quorum at a meeting of its stockholders for the transaction of business.

As of the record date, our directors, executive officers and their affiliates owned and were entitled to vote 7,653,723 shares of our common stock, representing approximately 15% of the outstanding shares of our common stock.

We currently expect that our directors and executive officers will vote their shares of our common stock “FOR” all of the proposals set forth in the notice of Annual Meeting, as applicable.

Recommendation of our Board of Directors

The Board has unanimously approved (i) potential issuance of 20% or more of our outstanding common stock pursuant to the Second Lien Credit Agreement, (ii) the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock, (iii) the election of each of the six nominees for election to the Board to serve for one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified, (iv) the approval, on an advisory basis, of the compensation of our named executive officers, (v) the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2017, (vi) the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 3,000,000 shares to an aggregate of 13,000,000 shares and (vii) the Board’s authority, in its discretion, to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting.

The Board of directors unanimously recommends that Lilis stockholders vote:

•	“FOR” the proposal to approve (a) the potential issuance of 20% or more of our outstanding common stock pursuant to the Second Lien Credit Agreement and (b) any “change of control” that may result from the issuance of shares of common stock pursuant to the Second Lien Credit Agreement;
•	“FOR” the proposal to approve and adopt the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock;
•	“FOR” each of the six nominees for election to the Board to serve for one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified;
•	“FOR” the proposal to approve, on an advisory basis, the compensation of the Company's named executive officers;
•	“FOR” the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017;

•	“FOR” the proposal to approve and adopt the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 3,000,000 shares to an aggregate of 13,000,000 shares; and
•	“FOR” the proposal to authorize the Board, in its discretion, to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Annual Meeting.

Revocation of Proxies

The presence of a stockholder at the Annual Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•	submitting a written revocation prior to the Annual Meeting to the Corporate Secretary, Lilis Energy, Inc., 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, TX 78258;
•	submitting another signed and later dated proxy card and returning it by mail in time to be received before the Annual Meeting or by submitting a later dated proxy by the internet or telephone prior to the Annual Meeting; or
•	attending the Annual Meeting and voting in person.

Vote Required

Approval of the potential issuance of 20% or more of our outstanding common stock pursuant to the Second Lien Credit Agreement (Proposal 1).  Approval of (a) the potential issuance of 20% or more of our outstanding common stock pursuant to the Second Lien Credit Agreement and (b) any “change of control” that may result from the issuance of shares of common stock pursuant to the Second Lien Credit Agreement requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.

Approval and adoption of the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock (Proposal 2).  Approval of the proposal to approve and adopt the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock requires the affirmative vote of a majority of the issued and outstanding shares of our common stock.

Approval of each of the six nominees for election to the Board to serve for one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 3).  Approval of each of the six nominees for election to the Board to serve for one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.

Approval, on an advisory basis, of the compensation of our named executive officers (Proposal 4).  Approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.

Approval of the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017 (Proposal 5).  Approval of the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.

Approval and adoption of the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 3,000,000 shares to an aggregate of 13,000,000 shares (Proposal 6).  Approval of the proposal to approve and adopt the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 3,000,000 shares to an aggregate of 13,000,000 shares requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.

Approval of the authority of our board of directors, in its discretion, to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting (Proposal 7).  Approval of the authority of our board of directors, in its discretion, to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that a quorum exists at the Annual Meeting.

Abstentions and broker non-votes will be counted in determining the presence of a quorum. In the case of the Proposals 1 and 3 through 7, abstentions will have the same effect as votes cast AGAINST such proposals, whereas broker non-votes will have no effect on the outcome such proposals. In the case of the proposal to approve and adopt the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock, as set forth in Proposal 2, abstentions and broker non-votes will have the same effect as votes cast AGAINST such proposals.

Inspector of Elections

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons we appoint to act as election inspectors for the Annual Meeting.

Costs of Proxy Solicitation

The Company will bear the costs of soliciting proxies from its stockholders. Directors, officers and other employees and agents of the Company not specially employed for this purpose may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Common Stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

Admission to the Annual Meeting

If you plan to attend the Annual Meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record, you will only be admitted once we verify your share ownership. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the Annual Meeting and at our principal executive office located at 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, TX 78258 during normal business hours for a period of at least 10 days prior to the Annual Meeting.

Additional Information

The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2016 to any stockholder free of charge and will furnish a copy of any exhibit to the Form 10-K upon payment of the Company’s reasonable expenses in furnishing such exhibit(s). Interested parties may request a copy of the Form 10-K or any exhibit thereto from the Secretary of the Company at the Company’s principal offices, located at 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, TX 78258. Copies may also be accessed and reviewed on our website at www.lilisenergy.com under “Investors” and “SEC Filings” or on the SEC website at www.SEC.gov.

Other Business

We know of no other matter to be acted upon at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the person named in the accompanying proxy card as proxy for the holders of our common stock will vote thereon in accordance with their best judgment.

PROPOSAL 1: TO APPROVE (A) THE POTENTIAL ISSUANCE OF 20% OR MORE OF OUR OUTSTANDING COMMON STOCK PURSUANT TO THE SECOND LIEN CREDIT AGREEMENT and (B) ANY “CHANGE OF CONTROL” THAT MAY RESULT FROM THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE SECOND LIEN CREDIT AGREEMENT

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the Annual Meeting, Lilis stockholders will be asked to approve the potential issuance of 20% or more of our outstanding common stock pursuant to our second lien term loan credit agreement (the “Second Lien Credit Agreement”) by and among us, certain of our subsidiaries, as guarantors (the “Guarantors”), Wilmington Trust, National Association, as administrative agent, and the lenders party thereto (the “Lenders,”) including Värde Partners, Inc., a Delaware corporation, as lead lender (the “Lead Lender”). A copy of the Second Lien Credit Agreement, discussed below, can found as Exhibit 10.3 to our Current Report on Form 8-K filed on April 24, 2017.

Background of the Transaction

On April 26, 2017, we entered into the Second Lien Credit Agreement, pursuant to which the Lenders agreed to make convertible loans to us in an aggregate initial principal amount of up to $125 million in two tranches. The first tranche consists of an $80 million term loan (the “Second Lien Term Loan”), which was fully drawn and funded on April 26, 2017. The second tranche consists of up to $45 million of delayed draw term loans (the “Delayed Draw Loans” and, together with the Second Lien Term Loan, the “Loans”) to be funded from time to time on or before February 28, 2019, at our request, subject to certain conditions. Each tranche of Loans will bear interest at a rate of 8.25%, compounded quarterly in arrears and payable only in-kind by increasing the principal amount of the Loans by the amount of the interest due on each interest payment date.

The Loans are secured by second priority liens on substantially all of our and the Guarantors’ assets, including its oil and gas properties located in the Permian Basin, and all of the obligations thereunder are unconditionally guaranteed by each of the Guarantors.

The proceeds of the Loans will be used only to (a) repay the existing loans under our first lien credit agreement including accrued but unpaid interest thereon, (b) pay the fees, expenses and transaction costs of the transactions and (c) finance our working capital needs, including capital expenditures, and for general corporate purposes, including the exploration, acquisition and development of oil and gas property.

The Loans mature on April 26, 2021. The Loans are subject to mandatory prepayment with the net proceeds of certain asset sales, casualty events and debt incurrences, subject to the right of the Company to reinvest the net proceeds of asset sales and casualty events within 180 days and, in the case of asset sales and casualty events, prepayment of the bridge loans under our first lien credit agreement. We may not voluntarily prepay the Loans prior to March 31, 2019 except (a) in connection with a Change of Control (as defined in the Second Lien Credit Agreement) or (b) if the closing price of our common stock on the principal exchange on which it is traded has been equal to or greater than 110% of the Conversion Price (as defined below) for at least 20 of the 30 trading days immediately preceding the prepayment. We will be required to pay a customary make-whole premium in connection with any mandatory or voluntary prepayment of the Loans.

The Second Lien Credit Agreement contains certain customary representations and warranties and affirmative and negative covenants, including covenants relating to: maintenance of books and records, financial reporting and notification, compliance with laws, maintenance of properties and insurance; limitations on incurrence of indebtedness, investments, dividends and other restricted payments, lease obligations, hedging and capital expenditures; and maintenance of a specified asset coverage ratio. The Second Lien Credit Agreement also provides for events of default, including failure to pay any principal or interest when due, failure to perform or observe covenants, cross-default on certain outstanding debt obligations, the failure of a Guarantor to comply with the provisions of its guaranty, and bankruptcy or insolvency events, subject to certain specified cure periods. The amounts under the Second Lien Credit Agreement could be accelerated and be due and payable upon an event of default.

Each tranche of the Loans is separately convertible at any time, in full and not in part, at the option of the Lead Lender, as follows:

•	70% of the principal amount of each tranche of Loans, together with accrued and unpaid interest and the make-whole premium on such principal amount, will convert into a number of newly issued shares of common stock determined by dividing the total of such principal amount, accrued and unpaid interest and make-whole premium by $5.50 (subject to adjustment as described below, the “Conversion Price”); and
•	30% of the principal amount of each tranche of Loans, together with accrued and unpaid interest and the make-whole premium on such principal amount, will convert on a dollar for dollar basis into a new term loan (the “Take Back Loans”).

The terms of the Take Back Loans will be substantially the same as the terms of the Loans, except that the Take Back Loans will not be convertible and will bear interest at a rate of LIBOR plus 9% (subject to a 1% LIBOR floor).

Additionally, we will have the option to convert the Loans, in whole or in part, into shares of common stock at any time or from time to time if, at the time of exercise of our conversion option, the closing price of the common stock on the principal exchange on which it is traded has been at least 150% of the Conversion Price then in effect for at least 20 of the 30 immediately preceding trading days. The number of shares of common stock issuable upon exercise of the conversion option will be determined by dividing the principal amount of the Loans converted, plus accrued and unpaid interest on such principal amount, by the Conversion Price.

The Conversion Price will be subject to proportionate adjustment in connection with stock splits and combinations, dividends paid in stock and similar events affecting the outstanding common stock. Additionally, the Conversion Price will be adjusted, based on a broad-based weighted average formula, if we issue, or are deemed to issue, additional shares of common stock for consideration less than the Conversion Price in effect from time, subject to certain exceptions.

However, unless the Shareholder Approval (as defined below) has been obtained, these “price protection” anti-dilution adjustments cannot reduce the Conversion Price to a price less than (a) in the case of the Conversion Price for the Second Lien Term Loan, $4.26 which was the closing price of the common stock on April 25, 2017 or (b) in the case of the Conversion Price for the Delayed Draw Loans, the last closing price of the common stock prior to the time the Company becomes bound to incur any Delayed Draw Loan (the “Conversion Price Floor”).

Prior to obtaining Shareholder Approval, the number of shares of common stock issuable to any Lender upon conversion of Loans will be capped at a number of shares that would not result in that Lender, together with its affiliates and the other members of any “group” (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934) including such Lender, owning in excess of 19.999% of the outstanding shares of common stock or voting power of the Company on the date of conversion, after giving effect to the conversion (the “Share Cap”).

If the Share Cap applies to any Lender on any conversion of Loans, instead of issuing shares of common stock in excess of the Share Cap, the Company will be required to issue to the Lender affected by the Share Cap shares of a new series of preferred stock of the Company to be established if required pursuant to the terms of the Second Lien Credit Agreement (the “Lender Preferred Stock”). Holders of shares of Lender Preferred Stock, if any are issued:

•	will have no voting rights, except for certain limited matters related to modification of the terms of the Lender Preferred Stock and similar matters or as otherwise required by Nevada corporate law;

•	will be not be entitled to receive any preferential dividends but will participate, on as-converted basis, in any dividends declared and paid on the common stock; and
•	upon liquidation, dissolution or winding up of the Company, will be entitled to receive, in preference to holders of common stock, an amount per share equal to the greater of $0.01 and the amount the holders of shares of Lender Preferred Stock would receive with respect to each share of common stock issuable on conversion of the Lender Preferred Stock in connection with such liquidation, dissolution or winding up if all shares of Lender Preferred Stock were converted into common stock immediately before such event.

The shares of Lender Preferred Stock issued to any Lender as a result of the Share Cap will be convertible into the number of shares of common stock that were not issued to the Lender as a result of the Share Cap, but such conversion would be permitted or be mandatory only (i) after the Shareholder Approval is obtained, (ii) if such conversion would not result in the holder of the Lender Preferred Stock so converted, together with its affiliates and the other members of any “group” including such holder, owning in excess of 19.999% of the outstanding shares of common stock or voting power of the Company on the date of conversion, after giving effect to the conversion, or (iii) in connection with a Change of Control Transaction (as such term will be defined in the certificate of designations creating the Lender Preferred Stock).

The Second Lien Credit Agreement required us to submit this proposal to our shareholders to approve (the “Shareholder Approval”):

•	the issuance of shares of common stock upon conversion of the Loans or any Lender Preferred Stock at a conversion price that is less than the Conversion Price Floor if the Conversion Price were reduced to a price less than the Conversion Price Floor as a result of the anti-dilution adjustments described above; and
•	any change of control (as defined in applicable stock exchange listing rules) that might occur as a result of the conversion of the Loans or any Lender Preferred Stock.

If the Shareholder Approval is obtained, the Conversion Price Floor and the Share Cap will no longer apply.

The Second Lien Credit Agreement provides that the Lead Lender is entitled to appoint one observer to the Board of Directors of the Company during the period prior to the conversion of the Second Lien Term Loan. The board observer is not entitled to vote on any matter and is entitled to participate only in meetings of the full Board of Directors and not any of its committees (other than any “executive” or similar committee) and to receive materials distributed to all members of the Board of Directors. The board observer may be excluded from board meetings and distributions of board materials if the Board of Directors determines in good faith that (i) such exclusion is necessary to preserve any privilege or (i) the subject matter thereof involves an actual or potential conflict of interest with respect to the board observer or any of its affiliates. The right to appoint the board observer will terminate upon conversion of the Second Lien Term Loan.

Following the conversion of the Second Lien Term Loan, the Lenders, collectively, will have the right to appoint two members of the Board of Directors as long as they continue to own at least 20% of the outstanding common stock and one member of the Board of Directors as long as they continue to own at least 12.5% (but less than 20%) of the outstanding common stock. The number of directors constituting the entire Board of Directors will be increased by the number of directors the Lenders are entitled to appoint. The number of directors the Lenders have the right to appoint will be reduced if necessary so that the percentage of the number of directors constituting the entire Board of Directors represented by the directors appointed by the Lenders does not exceed the percentage of the outstanding common stock or voting power of the Company represented by the common stock held by the Lenders.

In connection with the execution of the Second Lien Credit Agreement and funding of the Second Lien Term Loan, the Company and the Lenders entered into a Registration Rights Agreement dated as of April 26, 2017 (the “Registration Rights Agreement”) pursuant to which, among other matters, the Company has filed with the Securities and Exchange Commission, on April 28, 2017, a registration statement under the Securities

Act of 1933 registering for resale the shares of common stock issuable upon conversion of the Loans or any shares of Lender Preferred Stock issued. The Registration Rights Agreement entitles the lenders to certain demand rights and piggyback rights with respect to underwritten offerings in common stock and contains customary covenants and indemnification and contribution provisions.

Why We Need Stockholder Approval

Because our common stock is listed on the NYSE MKT, we are subject to the NYSE MKT’s rules and regulations of the NYSE MKT LLC Company Guide (the “Company Guide”). Section 713(a) of the Company Guide (the “20% Rule”) requires listed companies to obtain stockholder approval prior to the issuance of common stock equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock.

The Loans, and any Lender Preferred Stock that may be issued pursuant thereto (together, the “Convertible Securities”), are potentially convertible into 22,727,273 shares of our common stock, which represents approximately 45% of our current issued and outstanding common stock. Furthermore, as a result of certain “price protection” anti-dilution adjustments, described in more detail above, the Convertible Securities are potentially convertible at a price that is less than the greater of book or market value of the common stock.

Accordingly, in order to comply with the 20% Rule, we are seeking shareholder approval prior to making any issuances equal to or greater than 20% or more of our outstanding common stock on the date of a potential conversion.

In addition, Section 713(b) of the Company Guide (the “Change of Control Rule”) requires listed companies to obtain stockholder approval prior to the issuance of common stock that would result in a change of control of the issuer. NYSE MKT may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer.

As mentioned above, the Convertible Securities are potentially convertible into 22,727,273 shares of our common stock, which represents approximately 45% of our current issued and outstanding common stock and such issuances would likely be deemed to be a change of control.

Accordingly, in order to comply with the Change of Control Rule, we are seeking shareholder approval of any change of control that may result from the issuance of shares of common stock pursuant to the Second Lien Credit Agreement equal to or greater than 20% or more of our outstanding common stock on the date of a potential conversion.

Furthermore, pursuant to the terms of the Second Lien Credit Agreement, we are required to submit this proposal.

Consequences of Not Approving this Proposal

We are not subject to any penalties, pursuant to the Second Lien Credit Agreement or otherwise, in the event our stockholders do not approve this proposal.

As discussed above, no Lender may convert its Convertible Securities until Shareholder Approval is obtained if such Lender would, as a result of the conversion, own in excess of 19.999% of our outstanding shares of common stock or voting power on the date of conversion, after giving effect to the conversion. Accordingly, until such time as this Proposal 1 is approved at the Annual Meeting, no Lender will own in excess of 19.999% of our outstanding shares of common stock or voting power.

However, prior to the time that the requisite Shareholder Approval is obtained, the Lenders may convert up to 19.999% of our outstanding shares of common stock or voting power, with any excess being converted into the Lender Preferred Stock. The Lender Preferred Stock is convertible into shares of our common stock, subject to the same limitations as the Loans. However, the Lender Preferred Stock will be entitled to receive, upon liquidation, dissolution or winding up of the Company, in preference to holders of Common Stock, an amount per share equal to the greater of $0.01 and the amount the holders of shares of Lender Preferred Stock would receive with respect to each share of Common Stock issuable on conversion of the Lender Preferred Stock in connection with such liquidation, dissolution or winding up if all shares of Lender Preferred Stock were converted into Common Stock immediately before such event. Accordingly, if the requisite Shareholder Approval is not obtained, and Lender Preferred Stock is issued, holders of our common stock would be subject to such liquidation preference of the Lender Preferred Stock.

There are no other consequences of our failure to obtain the requisite Shareholder Approval.

Further Information

The terms of the Second Lien Credit Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in our Current Report on Form 8-K filed with the SEC on April 27, 2017 and in our other SEC filings, as well as the transaction documents filed as exhibits thereto, which may be viewed on the SEC’s website at http://www.sec.gov.

Vote Required for Approval

Approval of this Proposal 1 requires the affirmative vote of a majority of the votes of Lilis common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE (A) THE POTENTIAL ISSUANCE OF 20% OR MORE OF OUR OUTSTANDING COMMON STOCK PURSUANT TO THE SECOND LIEN CREDIT AGREEMENT AND (B) ANY “CHANGE OF CONTROL” THAT MAY RESULT FROM THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE SECOND LIEN CREDIT AGREEMENT.

PROPOSAL 2: TO APPROVE AND ADOPT AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the Annual Meeting, our stockholders will be asked to approve and adopt an amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock.

Our Board has approved, subject to shareholder approval, an amendment to our amended and restated articles of incorporation to increase our authorized shares of common stock from 100,000,000 to 150,000,000. The increase in our authorized shares of common stock will become effective upon the filing of the amendment to our amended and restated articles of incorporation with the Secretary of State of the State of Nevada. If the amendment to increase our authorized shares of common stock is approved by shareholders at the Annual Meeting, we intend to make the filing as soon as practicable following the Annual Meeting.

The current amended and restated articles of incorporation is attached to this proxy statement as Annex A, which we refer to as the Articles. The proposed amendment to the Articles, which we refer to as the Articles Amendment, would be to amend and restate Section 1(a) of Article III in its entirety to read as follows:

“(a)	The Corporation shall have the authority to issue 150,000,000 million shares of common stock having a par value of $0.0001 per share (the “Common Stock”).”

Purpose

Our Articles currently authorize for issuance 100,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 10,000,000 million shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). As of May 15, 2017, there are a total of: (i) 50,419,551 shares of our Common Stock issued and outstanding, (ii) 22,727,273 shares of Common Stock reserved for issuance pursuant to the potential conversion of the Second Lien Credit Agreement, (iii) 12,384,832 shares of Common Stock issuable upon the exercise of outstanding warrants, (iv) 7,413,500 shares of Common Stock issuable upon the exercise of outstanding options, (v) 303,155 shares of Common Stock reserved for future issuance under the Lilis Energy, Inc. 2016 Omnibus Incentive Plan, or the 2016 Plan, and (vi) 9,999 shares of Common Stock issuable upon vesting of outstanding restricted stock units. Assuming the full issuance and conversion of the foregoing, we would have a total of 93,258,310 shares of Common Stock issued and outstanding, leaving only 6,741,690 shares of Common Stock reserved for future issuances.

The approval of the Articles Amendment to increase the authorized shares of Common Stock is important for our ongoing business. Without additional authorized shares of Common Stock, we may not be able to (i) raise additional financing which is important to fund our ongoing operations, (ii) attract and retain key employees, officers and directors, and (iii) make possible strategic acquisitions, although no such acquisitions are currently contemplated.

The increase in the number of authorized shares of Common Stock may be available for our Board to issue in future financings, to provide equity incentive to employees, officers and directors, to make stock-based acquisitions and for other general corporate purposes, and we intend to use the additional shares of Common Stock that will be available to undertake any such issuances. We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. The Company is therefore requesting its stockholders approve and adopt the Amendment to increase the authorized number of shares of Common Stock.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the Common Stock and will not have such rights with respect to the additional authorized shares of Common Stock. All outstanding shares of Common Stock will continue to have one vote per share on all matters to be voted on by our stockholders, including the election of directors.

The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

The Articles Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

Anti-Takeover Effects

Although the Articles Amendment is not motivated by anti-takeover concerns, and is not considered by the Board to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the company. For example, it may be possible for our Board to delay or impede a takeover or transfer of control of the company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in our best interest or in the best interest of our stockholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal and it could adversely affect the market price of our Common Stock. The proposed increase in authorized shares of common stock may have the effect of permitting our current management, including the Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

The Board is not aware of any attempt, or contemplated attempt, to acquire control of the company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Vote Required for Approval

Approval of this Proposal 2 requires the affirmative vote of a majority of the issued and outstanding shares of our common stock. Failures to vote, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL 3: TO APPROVE THE PROPOSAL TO ELECT SIX DIRECTORS FOR ONE-YEAR TERMS EXPIRING AT THE 2017 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the Annual Meeting, our stockholders will be asked to approve the proposal to elect six directors for one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified.

The Board proposes that the six nominees described below, each of whom currently serves as a member of the Board, be elected for a term ending on the date of our 2018 annual meeting and until their successors are duly elected and qualified. It is the intention of the person named as proxy in the enclosed proxy to vote FOR the election of all such nominees.

Each of the nominees has consented to serve as a director. If any director should become unavailable to serve as a director, the Board may designate a substitute nominee, or the number of directors that constitutes the full Board may be reduced to eliminate the vacancy. In the event any of the nominees named below becomes unable or unwilling to serve as a director, shares represented by valid proxies will be voted FOR the election of such other person as the Board may nominate. The term of our current directors expires at the Annual Meeting and when their successors are duly elected and qualified.

We seek directors with strong reputations and experience in areas relevant to our strategy and operations. Each of the nominees for election as director holds or has held senior management positions in complex organizations and has operating experience that meets this objective, as described below. In these positions, the nominees have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. We believe that each of the nominees has other key attributes that are critical to the composition of an effective Board: integrity and demonstrated impeccable ethical standards, sound judgment, analytical skills, the ability to work together in a constructive and collaborative fashion and the commitment to devote significant time and energy to service on the Board and its committees.

Information Concerning the Nominees for Election as Directors

Abraham Mirman: Chief Executive Officer, Director.  Mr. Mirman joined our Board of Directors (the “Board” or the “Board of Directors”) on September 12, 2014. He currently serves as our Chief Executive Officer and has held that position since April 21, 2014. Prior to being appointed to his current position of Chief Executive Officer, Mr. Mirman served as our President beginning in September 2013. During that same time, from April 2013 until September 2014, Mr. Mirman served as the Managing Director, Investment Banking at T.R. Winston & Company, LLC (“TRW”). Between 2012 and February 2013, Mr. Mirman served as Head of Investment Banking at John Thomas Financial. From 2011 to 2012, Mr. Mirman served as Head of Investment Banking at BMA Securities. Lastly, from 2006 to 2011, Mr. Mirman served as Chairman of the Board of Cresta Capital Strategies LLC. During Mr. Mirman’s service as Chief Executive Officer, we have completed several significant capital raising transactions and negotiated a final settlement with its senior secured lender.

Director Qualifications:

•	Leadership Experience — Chief Executive Officer of Lilis Energy, Inc.; Chairman of the Board of Cresta Capital Strategies LLC; Head of Investment Banking at BMA Securities; Head of Investment Banking at John Thomas Financial; Managing Director, Investment Banking at TRW.
•	Industry Experience — Personal investment in oil and gas industry, and experience as executive officer of our company.

Ronald D. Ormand: Executive Chairman of the Board of Directors.  Mr. Ormand joined Lilis’s Board of Directors in February, 2015, bringing with him more than 33 years of experience as a senior executive and investment banker in energy, including extensive financing and mergers and acquisitions expertise in the oil and gas industry. During his career, he has completed more than $25 billion of capital markets and financial advisory transactions, both as a principal and as a banker. Prior to joining Lilis,

Mr. Ormand served as the Chairman and Head of the Investment Banking Group at MLV & Co. (“MLV”), which is now owned by FBR & Co., after it acquired MLV in September of 2015. After the acquisition, Mr. Ormand served as Senior Managing Director and Senior Advisor at FBR & Co. until May 2016, where he focused on investment banking and principal investments in the energy sector. Prior to joining MLV in November 2013, from 2009 to 2013, Mr. Ormand was a senior executive at Magnum Hunter Resources Corporation, or MHR (NYSE:MHR), an exploration and production company engaged in unconventional resource plays, as well as midstream and oilfield services operations. He was part of the management team that took over prior management and grew MHR from approximately $35 million enterprise value to over $2.5 billion enterprise value at the time he left in 2013. Mr. Ormand served on the Board of Directors and in several senior management positions for MHR, including Executive Vice President, Chief Financial Officer and Executive Vice President of Capital Markets. On March 10, 2016, in connection with his prior position as Chief Financial Officer of MHR, Mr. Ormand, without admitting or denying any of the allegations, settled with the SEC in connection with an investigation of MHR’s books and records and internal controls for financial reporting. Specifically, Mr. Ormand agreed to cease and desist from violating Sections 13(a) and 13(b)(2)(A) and (B) of the Exchange Act and Rules 13a-1, 13a-13 and 13-15(a) thereunder. He has also paid a penalty of $25,000. The SEC did not allege any anti-fraud violations, intentional misrepresentations or willful conduct on the part of Mr. Ormand. Mr. Ormand’s career includes serving as Managing Director and Group Head of U.S. Oil and Gas Investment Banking at CIBC World Markets and Oppenheimer (1988 – 2004); Head Of North American Oil and Gas Investment Banking at West LB A.G. (2005 – 2007), and President and CFO of Tremisis Energy Acquisition Corp. II, an energy special purpose acquisition company from 2007 – 2009. Mr. Ormand has previously served as a Director of Greenhunter Resources, Inc. (2011 – 2013), Tremisis (2007 – 2009), and Eureka Hunter Holdings, Inc., a private midstream company (2010 – 2013). Mr. Ormand holds a B.A. in Economics, an M.B.A. in Finance and Accounting from UCLA and studied Economics at Cambridge University, England.

Director Qualifications:

•	Leadership Experience — Senior executive at Magnum Hunter Resources Corporation, Chairman and Head of Investment Banking at MLV and Head of US Oil and Gas for CIBC and investment banker.
•	Industry Experience — Extensive experience in oil and gas development and services industries at the entities and in the capacities described above

Nuno Brandolini: Director.  Mr. Brandolini joined our Board of Directors in February 2014, and became Chairman in April 2014. On January 13, 2016, Mr. Brandolini was replaced as Chairman of our Board of Directors by Ronald D. Ormand. Mr. Brandolini served as a member of the general partner of Scorpion Capital Partners, L.P., a private equity firm organized as a small business investment company until June 2014. Prior to forming Scorpion Capital and its predecessor firm, Scorpion Holding, Inc., in 1995, Mr. Brandolini served as managing director of Rosecliff, Inc., a leveraged buyout fund co-founded by Mr. Brandolini in 1993. Mr. Brandolini served previously as a vice president in the investment banking department of Salomon Brothers, Inc., and a principal with the Batheus Group and Logic Capital, two venture capital firms. Mr. Brandolini began his career as an investment banker with Lazard Freres & Co. Mr. Brandolini is a director of Cheniere Energy, Inc. (NYSE MKT: LNG), a Houston-based company primarily engaged in LNG related businesses. Mr. Brandolini received a law degree from the University of Paris and an M.B.A. from the Wharton School.

Director Qualifications:

•	Leadership Experience — Executive positions with several private equity firms, and Board position with Cheniere Energy, Inc.
•	Industry Experience — Service on the Board of Cheniere Energy, Inc., as well as personal investments in the oil and gas industry.

R. Glenn Dawson: Director.  Mr. Dawson joined our Board of Directors on January 13, 2016. Mr. Dawson has over 30 years of experience in oil and gas exploration in North America and is currently President and Chief Executive Officer of Cuda Energy, Inc., a private Canadian-based exploration and production company. Mr. Dawson’s career includes serving as President of Bakken Hunter, a division of

MHR, where he managed operations and development of Bakken assets in the United States and Canada, from 2011 to 2014. His principal responsibilities have involved the generation and evaluation of drilling prospects and production acquisition opportunities. In the early stages of his career, Mr. Dawson was employed as an exploration geologist by Sundance Oil and Gas, Inc., a public company located in Denver, Colorado, concentrating on their Canadian operations. From December 1985 to September 1998, Mr. Dawson held a variety of managerial and technical positions with Summit Resources, a then-public Canadian oil and gas exploration and production company, including Vice President of Exploration, Exploration Manager and Chief Geologist. He served as Vice President of Exploration with PanAtlas Energy Inc., a then-public Canadian oil and gas exploration and production company, from 1999 until its acquisition by Velvet Exploration Ltd. in July 2000. Mr. Dawson was a co-founder and Vice President of Exploration of TriLoch Resources Inc., a then-public Canadian oil and gas exploration company, from 2001 to 2005, until it was acquired by Enerplus Resources Fund. As a result of the sale of TriLoch Resources Inc. to Enerplus Resources Fund, Mr. Dawson founded NuLoch Resources, Inc. in 2005. Mr. Dawson graduated in 1980 from Weber State University of Utah with a Bachelor’s degree in Geology and attended the University of Calgary from 1980 to 1982 in the Masters Program for Geology. As a result of these professional experiences, Mr. Dawson possesses particular knowledge and experience in the operations of oil and gas companies that strengthen the Board’s collective qualifications, skills, and experience.

Director Qualifications:

•	Leadership Experience — President and Chief Executive Officer of Cuda Energy, Inc.; former President of Bakken Hunter.
•	Industry Experience — Extensive experience in oil and gas exploration industry; co-founded numerous oil and gas exploration companies.

General Merrill McPeak: Director.  General McPeak joined our Board of Directors in January 2015. He served as the fourteenth chief of staff of the U.S. Air Force and flew 269 combat missions in Vietnam during his distinguished 37-year military career. Following retirement from active service in 1994, General McPeak launched a second career in business. He was a founding investor and chairman of Ethics Point, an ethics and compliance software and services company, which was subsequently restyled as industry leader Navex Global, and acquired in 2011 by a private equity firm. General McPeak co-invested and remained a board member of Nava Global, which was sold again in 2014. From 2012 to 2014, General McPeak was Chairman of Coast Plating, Inc., a Los Angeles-based, privately held provider of metal processing and finishing services, primarily to the aerospace industry, which was also acquired in a private equity buyout. He remains a director of that company, now called Valence Surface Technologies. He also currently serves as a director of Aerojet Rocketdyne, Lion Biotechnologies and Research Solutions, Inc. Formerly, he was a director of Tektronix, TWA and ECC International, a defense subcontractor, where he served for many years as chairman of the Board. Since 2010, General McPeak has been Chairman of the American Battle Monuments Commission, an agency of the executive branch of the federal government, responsible for operating and maintaining American cemeteries in foreign countries holding the remains of 125,000 US servicemen. General McPeak has a B.A. degree in Economics from San Diego State College and an M.S. in International Relations from George Washington University. He is a graduate of the National War College and of the Executive Development Program of the University of Michigan Graduate School of Business. He spent an academic year as Military Fellow at the Council on Foreign Relations

Director Qualifications:

•	Leadership Experience — Chief of Staff of the U.S. Air Force; Founding investor and chairman of Ethicspoint (subsequently Navex Global).
•	Industry Experience — Personal investments in the oil and gas industry.

Peter Benz: Director.  Mr. Benz joined our Board of Directors on June 23, 2016 in connection with the completion of the merger with Brushy. Prior to that, Mr. Benz had served on Brushy’s Board of Directors since January 20, 2012. Mr. Benz serves as the Chairman and Chief Executive Officer of Viking Asset Management, LLC and is a member of its Investment Committee. He has been affiliated with Viking Asset Management, LLC since 2001. His responsibilities include assuring a steady flow of candidate deals, making asset allocation and risk management decisions and overseeing all business and investment operations. He has more than 25 years of experience specializing in investment banking and corporate advisory services for small growth companies in the areas of financing, merger/acquisition, funding strategy and general corporate development. Prior to founding Viking in 2001, Mr. Benz founded Bi Coastal Consulting Company where he advised hundreds of companies regarding private placements, initial public offerings, secondary public offerings and acquisitions. He has founded three public companies and served as a director for four other public companies. Prior to founding Bi Coastal Consulting, Mr. Benz was responsible for private placements and investment banking activities at Gilford Securities in New York, NY. Mr. Benz became a director of usell.com, Inc. on May 15, 2014. Mr. Benz is a graduate of the University of Notre Dame. As a result of these professional experiences, Mr. Benz possesses particular knowledge and experience in developing companies and capital markets that strengthen the board of director’s collective qualifications, skills, and experience.

Director Qualifications:

•	Leadership Experience — Chairman and CEO of Viking Asset Management; founded three public companies.
•	Industry Experience — Extensive experience in the investment banking and corporate advisory services industries; founded Bi Coastal Consulting, a consulting company advising companies regarding private placements, initial public offerings, secondary public offerings and acquisitions.

Directors hold office for one year terms expiring at the 2018 annual meeting and until their successors are duly elected and qualified. Officers are elected by, and serve at the discretion of, the Board. None of the above individuals has any family relationship with any other. It is expected that the Board will elect officers following each annual meeting of stockholders.

Interests of Certain Persons in the Transaction

All of our current directors, including our Chief Executive Officer, are being nominated pursuant to this Proposal 3. Accordingly, all such persons have an interest in this Proposal 3.

Vote Required for Approval

The six nominees who receive the greatest number of votes cast (plurality) will be elected as directors, assuming that a quorum is present. Failures to vote, abstentions and broker non-votes will have no effect on the approval of this proposal.

THE BOARD RECOMMENDS THAT LILIS STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO THE BOARD TO SERVE ONE-YEAR TERMS EXPIRING AT THE 2018 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

PROPOSAL 4: TO APPROVE, ON AN ADVISORY BASIS, THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the Annual Meeting, our stockholders will be asked to approve, on an advisory basis, the compensation of our named executive officers.

Pursuant to the requirements of the Dodd-Frank Act, we are seeking a non-binding advisory vote from holders of our Common Stock to approve the compensation of our named executive officers as described in the narrative disclosure contained in the Executive and Director Compensation section of this proxy statement. This proposal is also referred to as “the say on pay vote.” The Company will hold an advisory vote on executive compensation every year until the next required advisory vote with respect to the frequency of advisory votes on executive compensation, which will occur at the Company’s annual meeting of stockholders in 2018.

As more fully described in the narrative disclosure contained in the Executive and Director Compensation section, our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related both to Lilis and individual performance.

Stockholders are urged to read the narrative disclosure contained in the Executive and Director Compensation section of this proxy statement, beginning on page [ — ], which discusses how our executive compensation policies implement our compensation philosophy, and the Director and Executive Compensation section of this proxy statement beginning on page [ — ], which contains tabular information and narrative discussion about the compensation of our named executive officers, for additional details about our executive compensation programs. The compensation committee and the Board believe that these policies are effective in implementing our compensation philosophy and in achieving its goals.

We are asking our stockholders to indicate their support for our named executive compensation as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Lilis’s named executive officers, as disclosed in this proxy statement, including the narrative disclosure contained in the Executive and Director Compensation section, the executive compensation tables, and the narrative discussion under Lilis Director and Executive Compensation contained in the proxy statement.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions and the compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Interests of Certain Persons in the Transaction

Our Chief Executive Officer is currently a member of the Board and has an interest in this Proposal 4.

Vote Required for Approval

Approval of this Proposal 4 requires the affirmative vote of a majority of the votes of our common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.

THE BOARD RECOMMENDS THAT LILIS STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

PROPOSAL 5: TO RATIFY THE SELECTION OF BDO USA, LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2017

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the Annual Meeting, our stockholders will be asked to ratify the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2017.

On April 13, 2017, the audit committee of the Board selected BDO USA, LLP (“BDO”) as our independent registered public accountant for the fiscal year ending December 31, 2017. The Board is submitting the selection of BDO for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the audit committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the audit committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of BDO, the audit committee will reconsider the selection of that firm as our independent registered public accountants.

Change in Independent Registered Public Accounting Firm

On April 13, 2017, we dismissed Marcum LLP (“Marcum”) as our independent auditors and engaged BDO as our new independent auditors. The decisions to dismiss Marcum and appoint BDO were approved by our Audit Committee of our Board.

The audit reports of Marcum on our financial statements for each of the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for fiscal year ended December 31, 2015 contained an explanatory paragraph stating that there was substantial doubt about our ability to continue as a going concern.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through April 13, 2017, there were no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in its reports.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through April 13, 2017, there was no “reportable event” (as that term is defined in 304(a)(1)(v) of Regulation S-K), except as follows.

As described in more detail in Item 9A in our Annual Report on Form 10-K for fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission (the “Commission”) on April 14, 2016, management concluded that we did not design and maintain effective internal controls over financial reporting. Specifically, management determined that (1) while we have implemented written policies and procedures for accounting and financial reporting with respect to the requirements and application of GAAP and SEC disclosure requirements, due to limited resources, we have not conducted a formal assessment of whether our policies that have been implemented address the specific risks of misstatement and (2) we do not have a fully effective mechanism for monitoring the system of internal controls. This control deficiency did not result in any adjustments to our financial statements. As reported in Item 9A in our Annual Report on Form 10-K for fiscal year ended December 31, 2016 filed with the Commission on March 3, 2017, management concluded that our internal control over financial reporting was effective and the control deficiency mentioned above had been fully remediated. We previously disclosed the forgoing in a Current Report on Form 8-K filed on April 14, 2017 (the “Form 8-K”). We provided Marcum with a copy of the Form 8-K prior to its filing with the Commission and requested Marcum to furnish us with a letter addressed to the Commission stating whether Marcum agreed with the statements contained therein and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter dated April 14, 2017 was attached as Exhibit 16.1 to the Form 8-K.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through April 13, 2017, neither we nor anyone on our behalf consulted BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a “disagreement” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K (there being none).

We do not expect either BDO or Marcum, or their representatives, to be present, to make a statement, or to be available to respond to appropriate questions at the Annual Meeting.

Fees

Before our principal accountant is engaged by us to render audit or non-audit services, where required by the rules and regulations promulgated by the SEC and/or NYSE MKT, such engagement is approved by the audit committee.

We did not incur any fees billed by BDO during the fiscal years ended December 31, 2016 and 2015. The aggregate fees billed by Marcum, our independent registered public accounting firm during the fiscal years ended December 31, 2016 and 2015 for professional services rendered to us during such fiscal years were comprised of the following:

	Year Ended December 31,
	2016	2015
	(in thousands)
Audit Fees	$358	$264
Audit Related Fees	341	5
Tax Fees	—	—
All Other Fees	—	—
	$699	$269

Audit Fees consist of the aggregate fees for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Forms 10-Q and for any other services that were normally provided by our auditors in connection with our statutory and regulatory filings or engagements.

Audit-Related Fees consist of the aggregate fees billed or reasonably expected to be billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees. Majority of these services were related to the Brushy merger.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax consulting. Included in such Tax Fees were fees for consultancy, review, and advice related to our income tax provision and the appropriate presentation on our financial statements of the income tax related accounts.

All Other Fees consist of the aggregate fees billed for products and services provided by our auditors and not otherwise included in Audit Fees, Audit-Related Fees or Tax Fees.

Audit Committee Pre-Approval Policy

Our independent registered public accounting firm may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may our independent registered public accounting firm be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of our company while not impairing its independence. Our audit committee must pre-approve permissible non-audit services. During the year ended December 31, 2016, we had no non-audit services provided by our independent registered public accounting firm.

Vote Required for Approval

Approval of this Proposal 5 requires the affirmative vote of a majority of the votes of our common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.

THE LILIS BOARD RECOMMENDS THAT LILIS STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

PROPOSAL 6: TO APPROVE AND ADOPT AN AMENDMENT TO OUR 2016 OMNIBUS INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER SUCH PLAN BY 3,000,000 SHARES TO AN AGGREGATE OF 13,000,000 SHARES

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the Annual Meeting, our stockholders will be asked to approve and adopt an amendment to our 2016 Omnibus Incentive Plan, as amended, which we refer to as the 2016 Plan, to increase the authorized number of shares of our common stock available and reserved for issuance under the 2016 Plan by 3,000,000 shares to an aggregate of 13,000,000 shares.

Background

The 2016 Plan was approved by our Board of Directors, which we refer to as the Board, April 20, 2016 and approved by our stockholders at our 2016 Annual Meeting of Stockholders on May 23, 2016. The 2016 Plan replaced the Lilis Energy, Inc. 2012 Equity Incentive Plan (formerly the Recovery Energy, Inc. 2012 Equity Incentive Plan), which is referred to as the Prior Plan, and no new awards will be granted under the Prior Plan.

The purposes of the 2016 Plan are to create incentives which are designed to motivate eligible directors, officers, employees, and consultants to put forth maximum effort toward our success and growth, and to enable us to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to our success.

When approved by the stockholders, 50,000,000 shares of our common stock were made available for issuance under the 2016 Plan. As a result of the 1-for-10 reverse stock split, which took effect on June 23, 2016, and by virtue of the automatic adjustments set forth in the Plan, the number of shares of our common stock available for issuance under the 2016 Plan was reduced to 5,000,000. The 2016 Plan was subsequently amended by our stockholders at a special meeting held on November 3, 2016 to increase the number of shares of common stock available for grant under the 2016 Plan from 5,000,000 to 10,000,000 shares. As of May 15, 2017, the number of shares of our common stock remaining available for issuance under the 2016 Plan was 283,155. Our Board does not believe that the number of shares of our common stock remaining available for issuance under the 2016 Plan is sufficient to accomplish the aforementioned purposes of the 2016 Plan. Accordingly, on May 15, 2017, our Board approved an amendment to the 2016 Plan to increase the maximum number of shares of our common stock that may be issued under the 2016 Plan from 10,000,000 to 13,000,000 and directed that the amendment be submitted to the stockholders for approval at the Annual Meeting. The proposed amendment is attached to this proxy statement as Annex B, which we refer to as the Plan Amendment.

The increase in shares of our common stock available for issuance under the 2016 Plan represents approximately 6% of the total number of current issued and outstanding shares of common stock as of May 15, 2017 and approximately 3% of the total number of outstanding shares of common stock on a fully diluted basis as of May 15, 2017. After giving effect to such increase, the number of shares of our common stock subject to outstanding equity awards and available for issuance pursuant to future awards will represent approximately 26% of our total number of current issued and outstanding shares of common stock and approximately 14% of the total number of outstanding shares of common stock on a fully diluted basis and in each case, after giving effect to such future award issuances.

The Plan Amendment is intended to ensure that we can continue to provide an incentive to our directors, officers, employees and consultants by enabling them to share in our future growth. If approved by the stockholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the 2016 Plan. If the stockholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the 2016 Plan.

Summary of the 2016 Plan

The principal features of the 2016 Plan are summarized below. The following summary of the 2016 Plan does not purport to be a complete description of all of the provisions of the 2016 Plan. It is qualified in its entirety by reference to the complete text of the 2016 Plan, which is attached to this proxy statement as Annex C.

Eligibility

Awards may be granted under the 2016 Plan to officers, employees, directors, consultants and advisors of Lilis and its affiliates. Incentive stock options may be granted only to employees of Lilis or its subsidiaries.

Administration

The 2016 Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2016 Plan is currently 10,000,000 shares, representing approximately 20% of Lilis common stock currently outstanding and approximately 11% of the total number of outstanding shares on a fully diluted basis of our common stock as of May 15, 2017. In addition, as of May 23, 2016, the date of stockholder approval of the 2016 Plan, any awards then outstanding under the Prior Plan remain subject to and will be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2016 Plan. Up to 10,000,000 shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2016 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2016 Plan and thereafter are forfeited to Lilis, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-Employee Directors

The maximum number of shares subject to awards under the 2016 Plan granted during any calendar year to any non-employee member of the Board, taken together with any cash fees paid during the fiscal year, may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

Adjustments

If certain changes in our common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in our common stock without receipt of consideration by Lilis, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by Lilis, the number and kind of securities for which stock options and other stock-based awards may be made under the 2016 Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), will be equitably adjusted by Lilis. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by Lilis, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by Lilis.

Types of Awards

The 2016 Plan permits the granting of any or all of the following types of awards:

•	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.
•	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2016 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.
•	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units (RSUs), which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with Lilis or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2016 Plan and any other terms and conditions determined by the Compensation Committee.
•	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from us, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2016 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2016 Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies we adopt to implement such requirements, and any other compensation recovery policies as we may adopt from time to time.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria.  Under Code Section 162(m), we may be prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2016 Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria (or any derivation thereof) for Lilis on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by Lilis (except with respect to the total stockholder return and earnings per share criteria):

(1)	cash flow;
(2)	earnings per share, as adjusted for any stock split, stock dividend or other recapitalization;
(3)	earnings measures (including EBIT and EBITDA);
(4)	return on equity;
(5)	total stockholder return;
(6)	share price performance, as adjusted for any stock split, stock dividend or other recapitalization;
(7)	return on capital;
(8)	revenue;
(9)	income;
(10)	profit margin;
(11)	return on operating revenue;
(12)	brand recognition/acceptance;
(13)	customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms);
(14)	productivity;
(15)	expense targets;
(16)	market share;
(17)	cost control measures;
(18)	balance sheet metrics;
(19)	strategic initiatives;
(20)	implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction;
(21)	return on assets;
(22)	growth in net sales;
(23)	the ratio of net sales to net working capital;

(24)	stockholder value added;
(25)	improvement in management of working capital items (inventory, accounts receivable or accounts payable);
(26)	sales from newly-introduced products;
(27)	successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions;
(28)	product quality, safety, productivity, yield or reliability (on time and complete orders);
(29)	funds from operations;
(30)	regulatory body approval for commercialization of a product;
(31)	debt levels or reduction or debt ratios;
(32)	economic value;
(33)	operating efficiency;
(34)	research and development achievements; or
(35)	any combination of the forgoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income will include pre-tax income, net income, operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in our financial statements or other SEC filings).

In addition, compensation realized from the exercise of options and SARs granted under the 2016 Plan is intended to meet the requirements of the performance-based compensation exception under Code Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2016 Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations.  Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or SARs for more than 1 million shares in any calendar year or more than 1 million shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2016 Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $10 million for an annual incentive award and $10 million for all other cash-based awards.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Effect of Change in Control.  Under the 2016 Plan, in the event of a change in control (as defined in the 2016 Plan), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by the Compensation Committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.

Subject to the terms and conditions of the applicable award agreements, awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

•	For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.
•	For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after a change in control other than for “cause” or by the award recipient for “good reason” (each as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Term, Termination and Amendment of the 2016 Plan

Unless earlier terminated by the Board, the 2016 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by stockholders. The Board may amend, suspend or terminate the 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2016 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2016 Plan if the 2016 Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the 2016 Plan will be made at the Compensation Committee’s discretion, subject to the terms and conditions of the 2016 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2016 Plan are not determinable at this time.

Equity Compensation Plan Information

The following table provides information as of December 31, 2016 regarding the number of shares of Lilis common stock that may be issued under the equity compensation plans of Lilis:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	5,354,794	1.74	3,574,742
Equity compensation plans not approved by security holders	—	—
Total	5,354,794	1.74	3,574,742

(1)	Includes stock options and restricted stock units outstanding under our 2016 Plan and our 2012 EIP as of December 31, 2016. Does not include shares of restricted stock issued pursuant to our 2016 Plan or our 2012 EIP.
(2)	Represents the weighted average exercise price of outstanding options issued pursuant to our 2016 Plan and our 2012 EIP as of December 31, 2016.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2016 Plan generally applicable to Lilis and to participants in the 2016 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.  A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options.  A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.  A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards.  A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards.  The U.S. federal income tax consequences of other stock- or cash- based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to Lilis.  In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A.  We intend that awards granted under the 2016 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding.  We are authorized to deduct or withhold from any award granted or payment due under the 2016 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2016 Plan until all tax withholding obligations are satisfied.

Interests of Directors and Officers

Our directors may grant awards under the 2016 Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Vote Required for Approval

Approval of this Proposal 6 requires the affirmative vote of a majority of the votes of Lilis common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR 2016 OMNIBUS INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER SUCH PLAN BY 3,000,000 SHARES TO AN AGGREGATE OF 13,000,000 SHARES.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth the names, ages and positions of the persons who are our directors and executive officers as of March 1, 2016:

Name	Age	Position
Abraham “Avi” Mirman	47	Chief Executive Officer, Director
Ronald D. Ormand	58	Executive Chairman of the Board of Directors
Nuno Brandolini	63	Director
R. Glenn Dawson	60	Director
General Merrill McPeak	81	Director
Peter Benz	56	Director
Joseph C. Daches	50	Executive Vice President, Chief Financial Officer and Treasurer
Brennan Short	42	Chief Operating Officer
Ariella Fuchs	35	Executive Vice President, General Counsel and Secretary
Seth Blackwell	29	Executive Vice President of Land and Business Development

Abraham Mirman: Chief Executive Officer, Director.  Mr. Mirman joined our Board of Directors (the “Board” or the “Board of Directors”) on September 12, 2014. He currently serves as our Chief Executive Officer and has held that position since April 21, 2014. Prior to being appointed to his current position of Chief Executive Officer, Mr. Mirman served as our President beginning in September 2013. During that same time, from April 2013 until September 2014, Mr. Mirman served as the Managing Director, Investment Banking at T.R. Winston & Company, LLC (“TRW”). Between 2012 and February 2013, Mr. Mirman served as Head of Investment Banking at John Thomas Financial. From 2011 to 2012, Mr. Mirman served as Head of Investment Banking at BMA Securities. Lastly, from 2006 to 2011, Mr. Mirman served as Chairman of the Board of Cresta Capital Strategies LLC. During Mr. Mirman’s service as Chief Executive Officer, we have completed several significant capital raising transactions and negotiated a final settlement with its senior secured lender.

Director Qualifications:

•	Leadership Experience — Chief Executive Officer of Lilis Energy, Inc.; Chairman of the Board of Cresta Capital Strategies LLC; Head of Investment Banking at BMA Securities; Head of Investment Banking at John Thomas Financial; Managing Director, Investment Banking at TRW.
•	Industry Experience — Personal investment in oil and gas industry, and experience as executive officer of our company.

Ronald D. Ormand: Executive Chairman of the Board of Directors.  Mr. Ormand joined Lilis’s Board of Directors in February, 2015, bringing with him more than 33 years of experience as a senior executive and investment banker in energy, including extensive financing and mergers and acquisitions expertise in the oil and gas industry. During his career, he has completed more than $25 billion of capital markets and financial advisory transactions, both as a principal and as a banker. Prior to joining Lilis, Mr. Ormand served as the Chairman and Head of the Investment Banking Group at MLV & Co. (“MLV”), which is now owned by FBR & Co., after it acquired MLV in September of 2015. After the acquisition, Mr. Ormand served as Senior Managing Director and Senior Advisor at FBR & Co. until May 2016, where he focused on investment banking and principal investments in the energy sector. Prior to joining MLV in November 2013, from 2009 to 2013, Mr. Ormand was a senior executive at Magnum Hunter Resources Corporation, or MHR (NYSE:MHR), an exploration and production company engaged in unconventional resource plays, as well as midstream and oilfield services operations. He was part of the management team that took over prior management and grew MHR from approximately $35 million enterprise value to over $2.5 billion enterprise value at the time he left in 2013. Mr. Ormand served on the Board of Directors and in several senior management positions for MHR, including Executive Vice President, Chief Financial Officer and Executive Vice President of Capital Markets. On March 10, 2016, in connection with his prior position as Chief Financial Officer of MHR, Mr. Ormand, without admitting or denying any of the allegations, settled with the SEC in connection with an investigation of MHR’s books and records and internal controls for financial reporting. Specifically, Mr. Ormand agreed to cease and desist from violating Sections 13(a) and

13(b)(2)(A) and (B) of the Exchange Act and Rules 13a-1, 13a-13 and 13-15(a) thereunder. He has also paid a penalty of $25,000. The SEC did not allege any anti-fraud violations, intentional misrepresentations or willful conduct on the part of Mr. Ormand. Mr. Ormand’s career includes serving as Managing Director and Group Head of U.S. Oil and Gas Investment Banking at CIBC World Markets and Oppenheimer (1988 – 2004); Head Of North American Oil and Gas Investment Banking at West LB A.G. (2005 – 2007), and President and CFO of Tremisis Energy Acquisition Corp. II, an energy special purpose acquisition company from 2007 – 2009. Mr. Ormand has previously served as a Director of Greenhunter Resources, Inc. (2011 – 2013), Tremisis (2007 – 2009), and Eureka Hunter Holdings, Inc., a private midstream company (2010 – 2013). Mr. Ormand holds a B.A. in Economics, an M.B.A. in Finance and Accounting from UCLA and studied Economics at Cambridge University, England.

Director Qualifications:

•	Leadership Experience — Senior executive at Magnum Hunter Resources Corporation, Chairman and Head of Investment Banking at MLV and Head of US Oil and Gas for CIBC and investment banker.
•	Industry Experience — Extensive experience in oil and gas development and services industries at the entities and in the capacities described above

Nuno Brandolini: Director.  Mr. Brandolini joined our Board of Directors in February 2014, and became Chairman in April 2014. On January 13, 2016, Mr. Brandolini was replaced as Chairman of our Board of Directors by Ronald D. Ormand. Mr. Brandolini served as a member of the general partner of Scorpion Capital Partners, L.P., a private equity firm organized as a small business investment company until June 2014. Prior to forming Scorpion Capital and its predecessor firm, Scorpion Holding, Inc., in 1995, Mr. Brandolini served as managing director of Rosecliff, Inc., a leveraged buyout fund co-founded by Mr. Brandolini in 1993. Mr. Brandolini served previously as a vice president in the investment banking department of Salomon Brothers, Inc., and a principal with the Batheus Group and Logic Capital, two venture capital firms. Mr. Brandolini began his career as an investment banker with Lazard Freres & Co. Mr. Brandolini is a director of Cheniere Energy, Inc. (NYSE MKT: LNG), a Houston-based company primarily engaged in LNG related businesses. Mr. Brandolini received a law degree from the University of Paris and an M.B.A. from the Wharton School.

Director Qualifications:

•	Leadership Experience — Executive positions with several private equity firms, and Board position with Cheniere Energy, Inc.
•	Industry Experience — Service on the Board of Cheniere Energy, Inc., as well as personal investments in the oil and gas industry.

R. Glenn Dawson: Director.  Mr. Dawson joined our Board of Directors on January 13, 2016. Mr. Dawson has over 30 years of experience in oil and gas exploration in North America and is currently President and Chief Executive Officer of Cuda Energy, Inc., a private Canadian-based exploration and production company. Mr. Dawson’s career includes serving as President of Bakken Hunter, a division of MHR, where he managed operations and development of Bakken assets in the United States and Canada, from 2011 to 2014. His principal responsibilities have involved the generation and evaluation of drilling prospects and production acquisition opportunities. In the early stages of his career, Mr. Dawson was employed as an exploration geologist by Sundance Oil and Gas, Inc., a public company located in Denver, Colorado, concentrating on their Canadian operations. From December 1985 to September 1998, Mr. Dawson held a variety of managerial and technical positions with Summit Resources, a then-public Canadian oil and gas exploration and production company, including Vice President of Exploration, Exploration Manager and Chief Geologist. He served as Vice President of Exploration with PanAtlas Energy Inc., a then-public Canadian oil and gas exploration and production company, from 1999 until its acquisition by Velvet Exploration Ltd. in July 2000. Mr. Dawson was a co-founder and Vice President of Exploration of TriLoch Resources Inc., a then-public Canadian oil and gas exploration company, from 2001 to 2005, until it was acquired by Enerplus Resources Fund. As a result of the sale of TriLoch Resources Inc. to Enerplus Resources Fund, Mr. Dawson founded NuLoch Resources, Inc. in 2005. Mr. Dawson graduated in 1980 from Weber State University of Utah with a Bachelor’s degree in Geology and attended the University of Calgary from 1980 to 1982 in the

Masters Program for Geology. As a result of these professional experiences, Mr. Dawson possesses particular knowledge and experience in the operations of oil and gas companies that strengthen the Board’s collective qualifications, skills, and experience.

Director Qualifications:

•	Leadership Experience — President and Chief Executive Officer of Cuda Energy, Inc.; former President of Bakken Hunter.
•	Industry Experience — Extensive experience in oil and gas exploration industry; co-founded numerous oil and gas exploration companies.

General Merrill McPeak: Director.  General McPeak joined our Board of Directors in January 2015. He served as the fourteenth chief of staff of the U.S. Air Force and flew 269 combat missions in Vietnam during his distinguished 37-year military career. Following retirement from active service in 1994, General McPeak launched a second career in business. He was a founding investor and chairman of Ethics Point, an ethics and compliance software and services company, which was subsequently restyled as industry leader Navex Global, and acquired in 2011 by a private equity firm. General McPeak co-invested and remained a board member of Nava Global, which was sold again in 2014. From 2012 to 2014, General McPeak was Chairman of Coast Plating, Inc., a Los Angeles-based, privately held provider of metal processing and finishing services, primarily to the aerospace industry, which was also acquired in a private equity buyout. He remains a director of that company, now called Valence Surface Technologies. He also currently serves as a director of Aerojet Rocketdyne, Lion Biotechnologies and Research Solutions, Inc. Formerly, he was a director of Tektronix, TWA and ECC International, a defense subcontractor, where he served for many years as chairman of the Board. Since 2010, General McPeak has been Chairman of the American Battle Monuments Commission, an agency of the executive branch of the federal government, responsible for operating and maintaining American cemeteries in foreign countries holding the remains of 125,000 US servicemen. General McPeak has a B.A. degree in Economics from San Diego State College and an M.S. in International Relations from George Washington University. He is a graduate of the National War College and of the Executive Development Program of the University of Michigan Graduate School of Business. He spent an academic year as Military Fellow at the Council on Foreign Relations.

Director Qualifications:

•	Leadership Experience — Chief of Staff of the U.S. Air Force; Founding investor and chairman of Ethicspoint (subsequently Navex Global).
•	Industry Experience — Personal investments in the oil and gas industry.

Peter Benz: Director.  Mr. Benz joined our Board of Directors on June 23, 2016 in connection with the completion of the merger with Brushy. Prior to that, Mr. Benz had served on Brushy’s Board of Directors since January 20, 2012. Mr. Benz serves as the Chairman and Chief Executive Officer of Viking Asset Management, LLC and is a member of its Investment Committee. He has been affiliated with Viking Asset Management, LLC since 2001. His responsibilities include assuring a steady flow of candidate deals, making asset allocation and risk management decisions and overseeing all business and investment operations. He has more than 25 years of experience specializing in investment banking and corporate advisory services for small growth companies in the areas of financing, merger/acquisition, funding strategy and general corporate development. Prior to founding Viking in 2001, Mr. Benz founded Bi Coastal Consulting Company where he advised hundreds of companies regarding private placements, initial public offerings, secondary public offerings and acquisitions. He has founded three public companies and served as a director for four other public companies. Prior to founding Bi Coastal Consulting, Mr. Benz was responsible for private placements and investment banking activities at Gilford Securities in New York, NY. Mr. Benz became a director of usell.com, Inc. on May 15, 2014. Mr. Benz is a graduate of the University of Notre Dame. As a result of these professional experiences, Mr. Benz possesses particular knowledge and experience in developing companies and capital markets that strengthen the board of director’s collective qualifications, skills, and experience.

Director Qualifications:

•	Leadership Experience — Chairman and CEO of Viking Asset Management; founded three public companies.
•	Industry Experience — Extensive experience in the investment banking and corporate advisory services industries; founded Bi Coastal Consulting, a consulting company advising companies regarding private placements, initial public offerings, secondary public offerings and acquisitions.

Joseph C. Daches: Executive Vice President, Chief Financial Officer and Treasurer.  On January 23, 2017, our Board appointed Joseph Daches to the position of Executive Vice President, Chief Financial Officer and Treasurer, effective immediately. Prior to joining our company, Mr. Daches most recently held the position of Chief Financial Officer and Senior Vice President of Magnum Hunter Resources Corp. (“MHR”) from July 2013 to June 2016, where he finished his tenure by successfully guiding MHR through a restructuring, and upon emergence was appointed Co-CEO by MHR’s new board of directors until his departure. Mr. Daches has over 20 years of experience and expertise in directing strategy, accounting and finance in primarily small and mid-size oil and gas companies and has helped guide several of those companies through financial strategy, capital raises and private and public offerings. Prior to joining MHR, Mr. Daches served as Executive Vice President, Chief Accounting Officer and Treasurer of Energy & Exploration Partners, Inc. from September 2012 until June 2013 and as a director of that company from April 2013 through June 2013. He previously served as a partner and Managing Director of the Willis Consulting Group, LLC, from January 2012 to September 2012. From October 2003 to December 2011, Mr. Daches served as the Director of E&P Advisory Services at Sirius Solutions, LLC, where he was primarily responsible for financial reporting, technical and oil and gas accounting and the overall management of the E&P Advisory Services practice. Mr. Daches earned a Bachelor of Science in Accounting from Wilkes University in Pennsylvania, and he is a certified public accountant in good standing with the Texas State Board of Public Accountancy.

Brennan Short: Chief Operating Officer.  On January 27, 2017, our Board appointed Brennan Short to the position of Chief Operating Officer, effective immediately. Mr. Short most recently held the position of President at MMZ Consulting Inc. from May 2012 to January 2017, where he provided full cycle drilling & completions engineering and operational support to multiple clients. Mr. Short has over 20 years of proven expertise in domestic oil & gas exploration and production operations, field supervision, management and petroleum engineering consulting. Prior to forming MMZ Consulting Inc., Mr. Short held the position of Drilling Engineering Specialist at EOG Resources, Inc. from March 2010 to May 2012, where he was a drilling engineer in the infancy of the Eagleford Shale Play in South Texas. Previous to his role EOG Resources, Inc., Mr. Short was a Drilling Engineer at SM Energy from November 2007 to March 2010 and a Drilling Engineer at Samson Investment Company from March 2005 to November 2007. Mr. Short earned his Bachelor’s degree in Petroleum Engineering from Texas A&M University.

Ariella Fuchs: Executive Vice President, General Counsel and Secretary.  Ariella Fuchs joined our company in March 2015. Prior to that, Ms. Fuchs was an associate with Baker Botts L.L.P. from April 2013 to February 2015, specializing in securities transactions and corporate governance. Prior to joining Baker Botts L.L.P, she served as an associate at White & Case LLP and Dewey and LeBoeuf LLP from January 2010 to March 2013 in their mergers and acquisitions groups. Ms. Fuchs received a J.D. from New York Law School and a B.A. in Political Science from Tufts University.

Seth Blackwell: Executive Vice President of Land and Business Development.  Seth Blackwell joined our company in December 2016. Mr. Blackwell is a Professional Landman with extensive knowledge and experience in all facets of land management. Prior to joining our company, Mr. Blackwell held the position of Vice President of Land for XOG Resources where he managed all land and business development efforts for the company. Mr. Blackwell also gained extensive experience in a wide variety of major US oil and gas plays while working for Occidental Petroleum. Mr. Blackwell started his career blocking together large acreage positions in excess of 30,000 acres throughout Central and East Texas. Mr. Blackwell is an active member of the American Association of Professional Landman, North Houston Association of Professional Landman and the Houston Association of Professional Landman. Mr. Blackwell holds a bachelor’s degree in Business Management from Fort Hays State University and is currently pursuing his MBA in Energy from the University of Tulsa.

Directors hold office for a period of one year from their election at the annual meeting of stockholders and until a particular director’s successor is duly elected and qualified. Officers are elected by, and serve at the discretion of, our Board of Directors. None of the above individuals has any family relationship with any other. It is expected that our Board of Directors will elect officers annually following each annual meeting of stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and persons who own more than 10% of our common stock are required to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in our common stock, as well as changes in that ownership. Based solely on our review of reports and written representations that we have received, we believe that all required reports were timely filed during 2016 and through the date of this report, except as follows:

•	Kevin Nanke filed one Form 4, reporting one transaction late.
•	R. Glenn Dawson filed one Form 4 reporting one transaction late. After the reporting period, Mr. Dawson filed one Form 4 reporting one transaction late.
•	Sean O-Sullivan Revocable Living Trust (the “SOS Trust”) filed one Form 3 late, as well as an amendment to such Form 3 reporting his initial beneficial ownership late. The SOS Trust filed three Form 4s reporting eight transactions late, as well as an amendment to one of the late Form 4s, reporting an additional two transactions late.
•	SOSVentures LLC filed one Form 3 late.
•	Ronald D. Ormand filed one Form 4 amendment reporting two transactions late.
•	Peter Benz filed one Form 4 amendment reporting one transaction late.
•	Joseph C. Daches filed one Form 3 reporting his initial beneficial ownership late.

Corporate Governance

The Board of Directors and Committees Thereof

Our Board of Directors conducts its business through meetings and through its committees. Our Board of Directors held ten meetings in 2016 and took action by unanimous written consent on nine occasions. Each director attended at least 75% of (i) the meetings of the Board held after such director’s appointment and (ii) the meetings of the committees on which such director served, after being appointed to such committee. Our policy regarding directors’ attendance at the annual meetings of stockholders is that all directors are expected to attend, absent extenuating circumstances.

Board Leadership Structure

Our Board has separated the roles of our Chairman and Chief Executive Officer. Maintaining this leadership structure permits the Chief Executive Officer to focus his attention on managing our business and allows the Chairman to function as an important liaison between management and the Board, thus enhancing the Board’s ability to provide effective oversight of the Company’s management and affairs. Our Chairman provides input to the Chief Executive Officer and is responsible for presiding over the meetings of the Board and executive sessions of the non-employee directors. Our chief executive officer, who is also a member of the Board, is responsible for setting the Company’s strategic direction and for the day-to-day leadership performance of the Company. Based on the current circumstances and direction of the Company and the experienced membership of our Board, our Board believes that separate roles for our Chairman and our Chief Executive Officer, coupled with a majority of independent directors and strong corporate governance guidelines, is the most appropriate leadership structure for our Company and its stockholders at this time.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention any material risks to the Company. The Board has oversight responsibility for the Company’s risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks.

Director Independence

Our Board of Directors follows the standards of independence established under the rules of the NYSE MKT, as well as our Corporate Governance Guidelines on Director Independence, which was amended on December 10, 2015, a copy of which is available on our website at www.lilisenergy.com under “Investors-Corporate Governance-Highlights” in determining if directors are independent. The Board has determined that four of our current directors, Mr. Brandolini, General McPeak, Mr. Benz and Mr. Dawson are “independent directors” under the NYSE MKT rules referenced above.

No independent director receives, or has received, any fees or compensation directly as an individual from us other than compensation received in his or her capacity as a director or indirectly through their respective companies, except as described below. See “Certain Relationships and Related Transactions, and Director Independence”. There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the Board of Directors in determining whether any of the directors were independent.

Committees of the Board of Directors

Pursuant to our amended and restated bylaws, our Board of Directors is permitted to establish committees from time to time as it deems appropriate. To facilitate independent director review and to make the most effective use of our directors’ time and capabilities, our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The membership and function of these committees are described below.

Audit Committee

During the year ended December 31, 2016, each of Mr. Brandolini, General McPeak, Mr. Dawson and Mr. Benz served on the audit committee. Currently, the audit committee consists of Mr. Benz, Mr. Brandolini and General McPeak. Mr. Benz is the acting as chairman of the audit committee and meets the definition of an audit committee financial expert. Our Board of Directors determined that each of Mr. Brandolini, General McPeak, Mr. Dawson and Mr. Benz were independent as required by NYSE MKT for audit committee members.

The audit committee met four times during the year ended December 31, 2016, but met separately on several occasions in connection with a meeting of the full Board of Directors. The audit committee is governed by a written charter that is reviewed, and amended if necessary, on an annual basis. A copy of the charter is available on our website at www.lilisenergy.com under “Investors-Corporate Governance-Highlights.”

Compensation Committee

During the year ended December 31, 2016, and currently, our compensation committee consists of Mr. Brandolini, General McPeak and Mr. Dawson. General McPeak is the chairman of the compensation committee.

The compensation committee met six times during the year ended December 31, 2016, and acted by written consent twice. The compensation committee has also met separately on several occasions in connection with a meeting of the full Board. The Board determined that each of Mr. Brandolini, General McPeak and Mr. Dawson were independent as required by NYSE MKT for compensation committee members.

The compensation committee reviews, approves and modifies our executive compensation programs, plans and awards provided to our directors, executive officers and key associates. The compensation committee also reviews and approves short-term and long-term incentive plans and other stock or stock-based incentive plans. In addition, the committee reviews our compensation and benefit philosophy, plans and programs on an as-needed basis. In reviewing our compensation and benefits policies, the compensation committee may consider the recruitment, development, promotion, retention, compensation of our executive and senior officers, trends in management compensation and any other factors that it deems appropriate. Under its charter, the compensation committee may create and delegate such tasks to such standing or ad hoc subcommittees as it may determine to be necessary or appropriate for the discharge of its responsibilities, as long as the subcommittee has at least the minimum number of directors necessary to meet any regulatory requirements. The compensation committee may engage consultants in determining or recommending the amount of compensation paid to our directors and executive officers. The compensation committee is governed by a written charter that is reviewed, and amended if necessary, on an annual basis. A copy of the charter is available on our website at www.lilisenergy.com under “Investors-Corporate Governance-Highlights.”

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Mr. Benz, General McPeak and Mr. Brandolini, who is the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee met once during the year ended December 31, 2016, but met separately on several occasions in connection with a meeting of the full Board.

The primary responsibilities of the nominating and corporate governance committee include identifying, evaluating and recommending, for the approval of the entire Board of Directors, potential candidates to become members of the Board of Directors, recommending membership on standing committees of the Board of Directors, developing and recommending to the entire Board of Directors corporate governance principles and practices for our company and assisting in the implementation of such policies, and assisting in the identification, evaluation and recommendation of potential candidates to become officers of our company. The nominating and corporate governance committee will review our code of business conduct and ethics and its enforcement, and reviews and recommends to our Board of Directors whether waivers should be made with respect to such code. A copy of the nominating and corporate governance committee charter may be found on our website at www.lilisenergy.com under “Investor Relations-Corporate Governance-Highlights.” During fiscal year 2016, there have been no material changes to the procedures by which security holders may recommend nominees to our Board of Directors.

Communications with the Board of Directors

Stockholders may communicate with our Board of Directors or any of the directors by sending written communications addressed to the Board of Directors or any of the directors, Lilis Energy, Inc., 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, Texas 78258, Attention: General Counsel. All communications are compiled by the general counsel and forwarded to the Board of Directors or the individual director(s) accordingly.

Code of Ethics

Our Board of Directors has adopted a code of business conduct and ethics, which we refer to as the Code, that applies to all of our officers and employees, including our chief executive officer, chief financial officer or controller, and persons performing similar functions. Our code of business conduct and ethics codifies the business and ethical principles that govern all aspects of our business. A copy of our code of business conduct and ethics is available on our website at www.lilisenergy.com under “Investors-Corporate Governance-Highlights.” We undertake to provide a copy of our code of business conduct and ethics to any person, at no charge, upon a written request. All written requests should be directed to: Lilis Energy, Inc., 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, Texas 78258, Attention: General Counsel. If any substantive amendments are made to our code of business conduct and ethics, or if any waiver (including any implicit waiver) is granted from any provision of the code of business conduct and ethics to our chief executive officer, chief financial officer or controller, we will disclose the nature of such amendment or waiver on our website at www.lilisenergy.com under “Investors-Corporate Governance-Highlights.” or, if required, in a Current Report on Form 8-K.

Report of the Audit Committee of the Board

This report is submitted by the audit committee members who served on the committee during the fiscal year ended December 31, 2016. The audit committee has (i) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management, (ii) discussed with Marcum, our former independent registered public accounting firm for the fiscal year ended December 31, 2016, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board and (iii) received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the review and discussions referred to above, the audit committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

The Audit Committee

Peter Benz
Nuno Brandolini
General Merrill McPeak

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation for Fiscal Year 2016

The compensation earned by our executive officers for the year ending December 31, 2016 consisted of base salary, short-term incentive compensation consisting of cash payments and long-term incentive compensation consisting of awards of stock grants. All share and per share amounts, fair values per share and exercise prices that appear in this section have been adjusted to reflect the 1-for-10 reverse stock split of our outstanding common stock effected on June 23, 2016.

Summary Compensation Table

The table below sets forth compensation paid to our named executive officers (NEOs) for the years ending December 31, 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Abraham “Avi” Mirman (Chief Executive Officer)	2016	350,000	175,000	(4)	—	4,295,894	22,484	4,843,378
	2015	325,466	100,000	(5)	90,000	1,397,721	31,504	1,944,691
Ronald D. Ormand(6) (Chairman of the Board of Directors)	2016	150,000	—		1,875,000	533,092	69,502	2,627,594
Ariella Fuchs (General Counsel and Secretary)	2016	240,000	112,500	(4)	—	1,288,768	8,417	1,649,685
	2015	182,083	—		48,000	234,887	10,538	475,508

(1)	Represents restricted stock awards. The grant date fair values for restricted stock awards were computed in accordance with FASB ASC Topic 718. The amounts reported in this column reflect the accounting cost for the stock awards and do not necessarily correspond to the actual economic value that may be received for the stock awards.
(2)	Awards in this column are reported at grant date fair value, if awarded in the period, and any incremental fair value, if modified in the period, in each case in accordance with FASB ASC Topic 718. Mr. Mirman was granted 1,250,000 options on each of June 24, 2016 and December 15, 2016; Mr. Ormand was granted 250,000 options on December 15, 2016; and Ms. Fuchs was granted 375,000 options on each of June 24, 2016 and December 15, 2016. The grant date fair values for options granted on June 24, 2016 and December 15, 2016 were $1.30 (rounded) and $2.13 (rounded), respectively. For both Mr. Mirman and Ms. Fuchs, their options granted June 24, 2016 were modified December 15, 2016 to provide for accelerated exercisability upon an involuntary employment termination and upon a change in control, and for extension of the post-termination exercise period upon an employment termination other than for cause. However, there was no incremental fair value for those modified options. The amounts reported in this column reflect the accounting cost for the options and do not correspond to the actual economic value that may be received for the options. The assumptions used to calculate the fair value of options are set forth in the notes to our consolidated financial statements included in this Annual Report on Form 10-K.
(3)	For 2016, reflects reimbursement of health insurance premiums for all of the NEOs. For Mr. Ormand, the amount also reflects $55,000 in director fees paid to him for his Board service in 2016 prior to the time he became an officer.
(4)	Reflects a bonus payable under the officer’s employment agreement for the successful completion of the Brushy merger.
(5)	Reflects a sign-on bonus.
(6)	Effective July 11, 2016, Mr. Ormand began to serve as Executive Chairman of the Board, which is an officer position. Prior to July 11, 2016, Mr. Ormand was a nonemployee director of the Board and his compensation from January 1 to July 10, 2016 is reflected under All Other Compensation.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Abraham “Avi” Mirman	170,000	330,000	(1)	2.98	12/15/2026	—		—
	425,000	825,000	(2)	1.34	6/24/2026	—		—
	60,000	—		21.10	9/16/2023	—		—
Ronald D. Ormand	85,000	165,000	(1)	2.98	12/15/2026	833,333	(3)	2,583,332
	31,666	13,334	(4)	16.50	4/20/2025	—		—
Ariella Fuchs	127,500	247,500	(1)	2.98	12/15/2026	—		—
	127,500	247,500	(2)	1.34	6/24/2026	—		—

(1)	Options vest in equal installments on each of December 15, 2017 and 2018, subject to acceleration provisions and continued service
(2)	Options vest in equal installments on each of June 24, 2017 and 2018, subject to acceleration provisions and continued service.
(3)	Restricted shares vest in equal installments on each of July 7, 2017 and July 7, 2018, subject to acceleration provisions and continued service.
(4)	Options vest in equal installments on each of April 20, 2017 and 2018, subject to acceleration provisions and continued service.

Employment Agreements and Other Compensation Arrangements

2012 Equity Incentive Plan (“2012 EIP”) (formerly the Recovery Energy, Inc. 2012 Equity Incentive Plan)

Our Board and stockholders approved our 2012 EIP in August 2012. The 2012 EIP provided for grants of equity incentives to: attract, motivate and retain the best available personnel for positions of substantial responsibility; provide additional incentives to our employees, directors and consultants; and promote the success and growth of our business. Equity incentives that were available for grant under our 2012 EIP included stock options, stock appreciation rights (SARs), restricted stock awards, restricted stock units (RSUs), and unrestricted stock awards.

Our 2012 EIP is administered by our compensation committee, subject to the ultimate authority of our Board, which has full power and authority to take all actions and to make all determinations required or provided for under the 2012 EIP.

Under our 2012 EIP, 1,000,000 shares of our common stock were available for issuance. As a result of the adoption of our 2016 Plan, awards are no longer made under the 2012 EIP, as discussed below.

2016 Omnibus Incentive Plan (“2016 Plan”)

Background

Our 2016 Plan was approved by our Board effective April 20, 2016 and approved by our stockholders at their 2016 annual meeting on May 23, 2016. Our 2016 Plan replaced our 2012 EIP.

The purposes of our 2016 Plan are to create incentives that are designed to motivate eligible directors, officers, employees and consultants to put forth maximum effort toward our success and growth, and to enable us to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to our success.

Eligibility

Awards may be granted under our 2016 Plan to officers, employees, directors, consultants and advisors of the Company and its affiliates. Tax-qualified incentive stock options may be granted only to employees of the Company or its subsidiaries.

Administration

Our 2016 Plan may be administered by our Board or its compensation committee. Our compensation committee, in its discretion, generally selects the individuals to whom awards may be granted, the time or times at which awards are granted and the terms and conditions of awards.

Number of Authorized Shares

When initially approved by our stockholders, 50,000,000 shares of our common stock were made available for issuance under our 2016 Plan. As a result of our 1-for-10 reverse stock split, which took effect on June 23, 2016, the number of shares available for issuance under our 2016 Plan was automatically reduced to 5,000,000. On August 25, 2016, our Board approved an amendment to our 2016 Plan to increase the maximum number of shares that may be issued from 5,000,000 to 10,000,000, and our stockholders approved that amendment at a special meeting on November 3, 2016.

In addition, as of May 23, 2016, any awards then outstanding under our 2012 EIP remain subject to and will be paid under the 2012 EIP and any shares then subject to outstanding awards under the 2012 EIP that subsequently expire, terminate or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under our 2016 Plan. Up to 5,000,000 shares may be granted as tax-qualified incentive stock options under our 2016 Plan. The shares issuable under our 2016 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under our 2016 Plan and thereafter are forfeited to the Company, the shares subject to those awards and the forfeited shares will not count against the aggregate number of shares available for grant under the plan. In addition, the following items will not count against the aggregate number of shares available for grant under our 2016 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Limits on Awards to Nonemployee Directors

The maximum number of shares subject to awards under our 2016 Plan granted during any calendar year to any nonemployee member of our Board, taken together with any cash fees paid to the director during the fiscal year, may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

Types of Awards

Our 2016 Plan permits the granting of any or all of the following types of awards: stock options, which entitle the holder to purchase a specified number of shares at a specified price; SARs, which, upon exercise, entitle the holder to receive payment per share in stock or cash equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR; restricted stock, which are shares of common stock subject to specified restrictions; RSUs, which represent the right to receive shares of our common stock in the future; other types of equity or equity-based awards; and performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the compensation committee over a specified award period.

No Repricing

Without shareholder approval, our compensation committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by our 2016 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All awards granted under our 2016 Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies we adopt to implement such requirements and any other compensation recovery policies as we may adopt from time to time.

Transferability

2016 Plan awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Effect of Change in Control

Under our 2016 Plan, in the event of a change in control, outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by our compensation committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the applicable exercise price.

Subject to the terms and conditions of the applicable award agreement, awards granted to nonemployee directors will fully vest upon a change in control.

Subject to the terms and conditions of the applicable award agreement, for awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

•	For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.
•	For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after a change in control other than for cause or by the award recipient for good reason. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Term, Termination and Amendment of 2016 Plan

Unless earlier terminated by our Board, our 2016 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by stockholders. Our Board may amend, suspend or terminate our 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of our 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Equity Grants for Fiscal Year 2016

During our year ended December 31, 2016, we granted 1,780,052 shares of restricted common stock and 5,683,500 options to purchase shares of common stock to employees and directors. Also during the year ended December 31, 2016, our employees forfeited and we cancelled 335,000 stock options previously issued in connection with the termination of certain employees and directors. As a result, as of December 31, 2016, the Company had 1,068,305 restricted shares of common stock and 5,956,833 options to purchase shares of common stock outstanding to employees and directors. Options issued to employees and directors generally vest in equal installments over specified time periods during the service period or upon achievement of certain performance based operating thresholds.

Employment Agreements

Mr. Mirman

Effective as of March 30, 2015, we entered into an amended and restated employment agreement with Mr. Mirman, which replaced his prior employment agreement. The agreement had a three-year term and provided for a $100,000 cash bonus due upon signing, base compensation of $350,000 per year, and 200,000 stock options, where one-third of the options vested immediately and two-thirds were scheduled to vest in two annual installments on each of the next two anniversaries of the grant date. The agreement also provided for additional bonuses due based on our achievement of certain performance measures.

On July 5, 2016, we entered into a new employment agreement with Mr. Mirman under which he will serve as our CEO. This agreement became effective June 24, 2016 upon the closing of our merger with Brushy. As previously disclosed, we amended his employment agreement on May 5, 2017 to eliminate his eligibility to receive certain “cash incentive bonuses” under the agreement that had been tied to BOE and EBITDAX production thresholds, which was replaced with an immediate bonus paid out in a mix of cash and stock.

The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term. The agreement replaces in its entirety Mr. Mirman’s prior employment agreement with the Company.

Mr. Mirman’s base salary (which will be reviewed by the Board for adjustments) is $350,000 for the first year of the agreement, $375,000 for the second year of the agreement, and $425,000 for the third year of the agreement. Mr. Mirman was entitled to a bonus under the agreement equal to $175,000, payable in cash on the first regular payroll date of the Company following June 24, 2016 (the closing date of the merger with Brushy). Mr. Mirman will also be eligible to receive a cash bonus equal to a percentage of his base salary (ranging from 0% to 400%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures. Mr. Mirman will also be eligible to receive awards of equity and non-equity compensation and to participate in our annual and long-term incentive plans, in each case as determined by our Board in its discretion. On June 24, 2016, Mr. Mirman received a grant of 1,250,000 stock options under our 2016 Plan, with an exercise price of $1.34. This grant is scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date and 33% vesting on the second anniversary of the grant date, subject to continued service through each vesting date.

Under his employment agreement, Mr. Mirman will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by us without cause or a termination by him for good reason. Upon a termination by us without cause or a termination by Mr. Mirman for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Mirman will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Mirman’s employment agreement are subject to his execution and non-revocation of a release of claims against us. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Mirman receiving a greater net after tax benefit as a result of the reduction.

All payments to Mr. Mirman under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Mirman is subject to non-competition, non-solicitation, anti-raiding and confidentiality provisions under his employment agreement.

Mr. Ormand

On July 5, 2016, we entered into an employment agreement with Ronald D. Ormand, effective as of July 11, 2016, under which he will serve as our Executive Chairman. The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term.

Mr. Ormand’s base salary (which will be reviewed by the Board for adjustments) is $300,000 for the first year of the agreement, $350,000 for the second year of the agreement, and $400,000 for the third year of the agreement. Mr. Ormand will be eligible to receive a cash bonus equal to a percentage of his base salary (ranging from 0% to 400%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures. Mr. Ormand will also be eligible to receive awards of equity and non-equity compensation and to participate in our annual and long-term incentive plans, in each case as determined by our Board in its discretion. On July 7, 2016, Mr. Ormand received a grant of restricted stock under our 2016 Plan for 1.25 million shares of common stock. The restricted stock vests over two years, with 34% vesting on the date of the grant, 33% vesting on the first anniversary of the date of the grant and 33% vesting on the second anniversary of the date of the grant, subject to continued service through each vesting date.

Under his employment agreement, Mr. Ormand will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by us without cause or a termination by him for good reason. Upon a termination by us without cause or a termination by Mr. Ormand for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Ormand will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Ormand’s employment agreement are subject to his execution and non-revocation of a release of claims against us. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Ormand receiving a greater net after tax benefit as a result of the reduction.

All payments to Mr. Ormand under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Ormand is subject to non-competition, non-solicitation, anti-raiding, and confidentiality provisions under his employment agreement.

Ms. Fuchs

In connection with the appointment of Ms. Fuchs as our General Counsel, we entered into an employment agreement with her dated March 16, 2015. The agreement provided, among other things, that Ms. Fuchs would receive an annual salary of $230,000. Additionally, as of the effective date of the agreement, Ms. Fuchs was granted (i) 5,000 shares of restricted stock and (ii) 30,000 stock options, which were scheduled to vest in equal installments on the first three anniversaries of the effective date of the agreement. Ms. Fuchs was also eligible receive a cash incentive bonus if we achieved certain production thresholds.

On July 5, 2016, we entered into a new employment agreement with Ms. Fuchs under which she will continue to serve as our General Counsel. This agreement became effective June 24, 2016 upon the closing of our merger with Brushy. As previously disclosed, we amended her employment agreement on May 5, 2017 to eliminate her eligibility to receive certain “cash incentive bonuses” under the agreement that had been tied to BOE and EBITDAX production thresholds, which was replaced with an immediate bonus paid out in a mix of cash and stock.

The initial term of the agreement is scheduled to end on December 31, 2017, and the agreement will renew automatically for additional one-year periods beginning on December 31, 2017, unless either party gives notice of non-renewal at least 180 days before the end of the then-current term. The agreement replaces in its entirety Ms. Fuchs’ prior employment agreement with us.

Ms. Fuchs’ initial base salary under the agreement (which will be reviewed for adjustments) is $250,000. Ms. Fuchs was entitled to a bonus under the agreement equal to $112,500, payable in cash on the first regular payroll date of the Company following June 24, 2016 (the closing date of the merger with Brushy). Ms. Fuchs is also eligible to receive a cash bonus equal to a percentage of her base salary (ranging from 0% to 400%) depending on the level of achievement of certain BOE per day, EBITDAX and cash on hand performance measures. Ms. Fuchs is also eligible to receive awards of equity and non-equity compensation and to participate in our annual and long-term incentive plans, in each case as determined by our Board in its discretion. On June 24, 2016, Ms. Fuchs received a grant of 375,000 stock options under our 2016 Plan, with an exercise price of $1.34. This grant is scheduled to vest over two years, with 34% vesting on the grant date, 33% vesting on the first anniversary of the grant date and 33% vesting on the second anniversary of the grant date, subject to continued service through each vesting date.

Under her employment agreement, Ms. Fuchs’ will be entitled to a lump sum severance payment equal to six months of base salary and six months of COBRA premiums upon a termination by the Company without cause or a termination by her for good reason. Upon a termination by the Company without cause or a termination by Ms. Fuchs for good reason within 12 months following a change in control, she will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Ms. Fuchs will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Ms. Fuchs employment agreement are subject to her execution and non-revocation of a release of claims against the Company. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Ms. Fuchs receiving a greater net after tax benefit as a result of the reduction.

All payments to Ms. Fuchs under her employment agreement will be subject to clawback in the event required by applicable law. Further, Ms. Fuchs is subject to non-competition, non-solicitation, anti-raiding and confidentiality provisions under her employment agreement.

Potential Payments Upon Termination or Change-In-Control

Mr. Mirman

Under his employment agreement, Mr. Mirman will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by us without cause or a termination by him for good reason. Upon a termination by the Company without cause or a termination by Mr. Mirman for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Mirman will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Mirman’s employment agreement are subject to his execution and non-revocation of a release of claims against us. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Mirman receiving a greater net after tax benefit as a result of the reduction. All payments to Mr. Mirman under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Mirman is subject to non-competition, non-solicitation, anti-raiding and confidentiality provisions under his employment agreement.

Mr. Ormand

Under his employment agreement, Mr. Ormand will be entitled to a lump sum severance payment equal to 12 months of base salary and 12 months of COBRA premiums upon a termination by us without cause or a termination by him for good reason. Upon a termination by us without cause or a termination by Mr. Ormand for good reason within 12 months following a change in control, he will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Mr. Ormand will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Mr. Ormand’s employment agreement are subject to his execution and non-revocation of a release of claims against the Company. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Mr. Ormand receiving a greater net after tax benefit as a result of the reduction. All payments to Mr. Ormand under his employment agreement will be subject to clawback in the event required by applicable law. Further, Mr. Ormand is subject to non-competition, non-solicitation, anti-raiding and confidentiality provisions under his employment agreement.

Ms. Fuchs

Under her employment agreement, Ms. Fuchs’ will be entitled to a lump sum severance payment equal to six months of base salary and six months of COBRA premiums upon a termination by us without cause or a termination by her for good reason. Upon a termination by us without cause or a termination by Ms. Fuchs for good reason within 12 months following a change in control, she will be entitled to a lump sum severance payment equal to 24 months of base salary and 24 months of COBRA premiums. Upon a termination due to disability, Ms. Fuchs will be entitled to a lump sum severance payment equal to six months of COBRA premiums. All severance payments under Ms. Fuchs employment agreement are subject to her execution and non-revocation of a release of claims against us. The severance payments are also subject to reduction in order to avoid an excise tax associated with Section 280G of the Internal Revenue Code, but only if that reduction would result in Ms. Fuchs receiving a greater net after tax benefit as a result of the reduction. All payments to Ms. Fuchs under her employment agreement will be subject to clawback in the event required by applicable law. Further, Ms. Fuchs is subject to non-competition, non-solicitation, anti-raiding and confidentiality provisions under her employment agreement.

Stock Options

Each of Mr. Mirman, Mr. Ormand and Ms. Fuchs hold unvested options under our 2016 Plan, all of which become fully exercisable (1) immediately upon the officer’s separation from service other than for cause or for good reason, and (2) immediately prior to, and contingent upon, a change in control prior to the officer’s separation from service.

Retirement and Other Benefits

All employees, including our NEOs, may participate in our 401(k) retirement savings plan (“401(k) Plan”). Each employee may make before tax contributions in accordance with Internal Revenue Service limits. We provide this 401(k) Plan to help our employees save a portion of their cash compensation for retirement in a tax efficient manner. In prior years, we have made a matching contribution in an amount equal to 100% of the employee’s elective deferral contribution below 3% of the employee’s compensation and 50% of the employee’s elective deferral that exceeds 3% of the employee’s compensation but does not exceed 5% of the employee’s compensation.

Compensation of Nonemployee Directors

Name	Fees Earned or Paid in Cash Compensation ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
G. Tyler Runnels(3)	—	—	—	—	—
Nuno Brandolini(4)	72,500	135,000	—	—	207,500
General Merrill McPeak(5)	85,000	135,000	—	—	220,000
R. Glenn Dawson(6)	70,522	255,750	81,000	—	407,272
Peter Benz(7)	43,901	135,000	67,500	—	246,401

(1)	Represents restricted stock awards. The grant date fair values for restricted stock awards were determined in accordance with FASB ASC Topic 718. The amounts reported reflect the accounting cost for the awards and do not correspond to the actual economic value that may be received for the awards.
(2)	Awards in this column are reported at grant date fair value in accordance with FASB ASC Topic 718. The amounts reported reflect the accounting cost for the options and do not correspond to the actual economic value that may be received for the options. The assumptions used to calculate the fair value of options are set forth in the notes to our consolidated financial statements included in this Annual Report on Form 10-K. As of December 31, 2016, our nonemployee directors held the following equity awards: Mr. Brandolini — 45,000 options, 50,000 restricted shares and 41,666 restricted stock units; General

McPeak — 45,000 options, 33,333 restricted shares and 66,666 restricted stock units; Mr. Dawson — 45,000 options and 113,667 restricted shares; and Mr. Benz — 45,000 options and 33,333 restricted shares.
(3)	Mr. Runnels served as a director from November 21, 2014, through January 13, 2016.
(4)	Mr. Brandolini has served as a director since February 13, 2014.
(5)	General McPeak was appointed to the board on January 29, 2015.
(6)	Mr. Dawson was appointed to the Board on January 13, 2016.
(7)	Mr. Benz was appointed to the Board on June 23, 2016.

On April 16, 2015, our Board adopted an amended nonemployee director compensation program (the “Prior Program”). The Prior Program was comprised of the following components:

•	Initial Grant: Each nonemployee director would receive 100,000 restricted shares of common stock on the first anniversary of the date of the director’s appointment, which would vest in three equal installments over a three-year period, (subject to the continued service of the director and certain accelerated vesting provisions);
•	Annual Stock Award: Each nonemployee director would receive an annual stock award equal to $60,000 divided by the most recent per share closing price of the common stock prior to the date of each annual grant, payable on each anniversary of the date an independent director was initially appointed to our Board, and subject to certain accelerated vesting provisions;
•	Option Award: Each nonemployee director would receive a one-time initial grant of 25,000 stock options, which would vest immediately, and 20,000 options that would vest in equal installments over a three-year period beginning on the first anniversary of the grant date; and
•	Committee Fees: On a quarterly basis, beginning at the end of the first full quarter following the appointment of the nonemployee director to Chairman of the Board, Chairman of the Audit Committee or Chairman of the Compensation Committee, the director would receive $12,500, $6,250 and $6,250, respectively, in cash compensation, which at the election of the director would be payable in cash or stock (calculated by dividing the value of cash compensation (or a portion thereof), by the most recent per share closing price of the common stock prior to the date of the grant).

Beginning January 1, 2017, our Board adopted an amended nonemployee director compensation program (the “New Program”). The New Program is substantially similar to the Prior Program. However, the New Program sets forth an annual equity date (which will be the first business day on or after January 31 of each year) pursuant to which each nonemployee director will receive an Annual Stock Award, subject to substantially the same terms and conditions set forth above. In addition, the New Program establishes annual limits on the number of shares subject to our equity compensation plan awards that may be granted during any calendar year to any director, which, taken together with any cash fees paid to the director during the year, cannot exceed $500,000 in total value.

Indemnification of Directors and Officers

Pursuant to our certificate of incorporation we provide indemnification of our directors and officers to the fullest extent permitted under Nevada law. We believe that this indemnification is necessary to attract and retain qualified directors and officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of May 15, 2017 by each of our executive officers and directors and each person known to be the beneficial owner of 5% or more of the outstanding common stock.

This table is based upon the total number of shares outstanding as of May 15, 2017 of 50,419,551. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after May 15, 2017 are deemed outstanding by such person or group, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All share amounts that appear in this report have been adjusted to reflect a 1-for-10 reverse stock split of Lilis Energy, Inc.’s outstanding common stock effected on June 23, 2016. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Lilis Energy, Inc., 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, TX 78258.

Name and Address of Beneficial Owner	Lilis common stock Held Directly		Lilis common stock Acquirable Within 60 Days(1)		Total Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
Directors and Named Executive Officers
Abraham Mirman, Chief Executive Officer and Director	2,158,326	(2)	1,060,001	(3)	3,218,327	6.3	%(4)
Ronald D. Ormand, Executive Chairman of the Board	3,678,086	(5)	115,001	(6)	3,793,087	7.5	%(7)
Joseph Daches, Chief Financial Officer	215,728		250,000	(8)	465,728		*
Ariella Fuchs, EVP – General Counsel and Secretary	88,455		375,000	(9)	463,455		*
Peter Benz, Director	75,000		25,000	(10)	100,000		*
Nuno Brandolini, Director	442,060		119,574	(11)	561,634	1.1%
R. Glenn Dawson, Director	589,861		176,668	(12)	766,668	1.5%
General Merrill McPeak, Director	406,207		143,521	(13)	549,728	1.1%
Directors and Officers as a Group (8 persons)	7,653,723		2,264,765	(14)	9,830,033	18.7	%(15)
5% Stockholders
Bryan Ezralow, 23622 Calabasas Road, Suite 200, Calabasas, CA 913012	3,486,676	(16)	272,731	(17)	3,759,407	7.4%
Marc Ezralow, 23622 Calabasas Road, Suite 200, Calabasas, CA 913012	2,783,559	(18)	220,783	(19)	3,004,342	5.9%
J. Steven Emerson, 1522 Ensley Avenue, Los Angeles, CA 90024	4,064,074	(20)	324,678	(21)	4,388,752	8.2%
Rosseau Asset Management Ltd. 181 Bay Street, Suite 2920, Box 736 Toronto, Ontario M5J 2T3	2,848,335	(22)	—	(23)	2,848,335	5.6%
LOGiQ Capital 2016. 77 King Street West, Suite 2110 TD North Tower, TD Centre Toronto, Ontario M5K 1G8	3,022,064	(24)	—	(25)	3,022,064	6.0%

Name and Address of Beneficial Owner	Lilis common stock Held Directly		Lilis common stock Acquirable Within 60 Days(1)		Total Beneficially Owned(1)		Percent of Class Beneficially Owned(1)
Investor Company 5J5505D Vertex One Asset Management 1021 West Hastings Street, Suite 3200 Vancouver, BC V6E 0C3	7,079,243	(26)	—		7,079,243		14.0%
Värde Partners, Inc. 901 Marquette Avenue South Suite 330, Minneapolis, MN 55402	—		12,526,206	(27)	12,526,206	(27)	19.9%

*	Represents beneficial ownership of less than 1% of the outstanding shares of common stock.
(1)	Excluding the outstanding warrants issued in connection with our March 2017 Private Placement, the terms of the Company’s outstanding warrants, (the “Blocker Securities”) contain a provision prohibiting the conversion of the exercise of warrants into common stock of the Company if, upon exercise, as applicable, the holder thereof would beneficially own more than a certain percentage of the Company’s then outstanding common stock (the “Blocker Limitation”). This percentage limitation is 4.99%. Accordingly, the share numbers in the above table represent ownership after giving effect to the beneficial ownership limitations described in this footnote. However, the foregoing restrictions do not prevent such holder from exercising, as applicable, some of its holdings, selling those shares, and then exercising, as applicable, more of its holdings, while still staying below the percentage limitation. As a result, the holder could sell more than any applicable ownership limitation while never actually holding more shares than the applicable limitations allow. Thus, while the ownership percentages are also given with regard to this beneficial ownership limitation, specific footnotes indicate what the ownership would be as of May 15, 2017, without giving effect to limitation.
(2)	Consists of: (i) 1,203.087 shares of common stock held by The Bralina Group, LLC; and (ii) 955,239 shares of common stock held directly by Mr. Mirman. Mr. Mirman has shared voting and dispositive power over the securities held by The Bralina Group, LLC with Susan Mirman.
(3)	Represents shares of common stock subject to options exercisable within 60 days.

In addition, Mr. Mirman beneficially owns an aggregate of 861,728 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Mr. Mirman’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 556,541 shares of common stock issuable upon exercise of warrants held by the Bralina Group and (ii) 305,187 shares of common stock issuable upon exercise of warrants held directly by Mr. Mirman.

(4)	Including the Blocker Securities, and ignoring the Blocker Limitation, Mr. Mirman beneficially owns a total 4,080,055 shares of common stock, which represents 7.8% of our currently issued and outstanding common stock.
(5)	Consists of: (i) 1,259,388 shares of common stock held directly by Mr. Ormand; (ii) 1,242,334 shares of common stock held by Perugia Investments L.P. (“Perugia”); and (iii) 1,176,364 shares of common stock held by The Bruin Trust, an irrevocable trust managed by Jerry Ormand, Mr. Ormand’s brother, as trustee and whose beneficiaries include the adult children of Mr. Ormand. Mr. Ormand is the manager of Perugia and has sole voting and dispositive power over the securities held by Perugia.
(6)	Represents shares of common stock subject to options exercisable within 60 days.

In addition, Mr. Ormand beneficially owns an aggregate of 993,102 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Mr. Ormand’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 533,102 shares of common stock issuable upon exercise of warrants held by Perugia; and (ii) 460,000 shares of common stock issuable upon exercise of warrants held by The Bruin Trust.

(7)	Including the Blocker Securities, and ignoring the Blocker Limitation, Mr. Ormand beneficially owns a total 4,786,189 shares of common stock, which represents 9.3% of our currently issued and outstanding common stock.
(8)	Represents shares of common stock subject to options exercisable within 60 days.

(9)	Represents shares of common stock subject to options exercisable within 60 days.
(10)	Represents shares of common stock subject to options exercisable within 60 days.
(11)	Consists of: (i) 45,000 shares of common stock subject to options exercisable within 60 days; and (ii) 74,575 shares of common stock issuable upon exercise of warrants. The effect of any Blocker Limitation with respect to the securities described here has been excluded, as Mr. Brandolini is below the threshold of any such limitation.
(12)	Consists of: (i) 31,667 shares of common stock subject to options exercisable within 60 days; and (ii) 125,001 shares of common stock issuable upon exercise of warrants. The effect of any Blocker Limitation with respect to the securities described here has been excluded, as Mr. Dawson is below the threshold of any such limitation.
(13)	Consists of: (i) 38,333 shares of common stock subject to options exercisable within 60 days; (ii) 105,188 shares of common stock issuable upon exercise of warrants. The effect of any Blocker Limitation with respect to the securities described here has been excluded, as General McPeak is below the threshold of any such limitation.
(14)	As indicated in the above footnotes, this amount excludes an aggregate of 1,854,830 additional shares of common stock acquirable within 60 days, which are subject to Blocker Limitations.
(15)	Including the Blocker Securities, and ignoring the Blocker Limitation, the directors and officers as a group beneficially own a total of 11,684,863 shares of common stock, which represents 21.4% of our currently issued and outstanding common stock.
(16)	Collectively, the shares of Common Stock reported herein in which Bryan Ezralow has shared voting and dispositive power over such shares is an aggregate of 2,092,723 shares. Such shares are held directly by (a) the Ezralow Family Trust u/t/d 12/9/1980 (the “Family Trust”) in the amount of 94,106 shares, where Bryan Ezralow as a co-trustee of the Family Trust shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (b) the Ezralow Marital Trust u/t/d 1/12/2002 (the “Marital Trust”) in the amount of 101,571 shares, where Bryan Ezralow as a co-trustee of the Marital Trust shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (c) Elevado Investment Company, LLC, a Delaware limited liability company (“Elevado Investment”), in the amount of 416,252 shares, where Bryan Ezralow as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of Elevado Investment, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (d) EMSE LLC (“EMSE”), a Delaware limited liability company, in the amount of 495,674 shares, where Bryan Ezralow, as a manager of EMSE, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (e) EZ Colony Partners, LLC, a Delaware limited liability company (“EZ Colony”), in the amount of 985,117 shares, where Bryan Ezralow as the sole trustee of one of the trusts that is a manager of EZ Colony, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; and (f) EZ MM&B Holdings, LLC, a Delaware limited liability company (“EZ MM&B”), in the amount of 3 shares, where Bryan Ezralow as the sole trustee of one of the trusts that is a manager of EZ MM&B, and as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of one of the other managers of EZ MM&B, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares.

Collectively, the shares of Common Stock reported herein in which Bryan Ezralow has sole voting and dispositive power over such shares are 1,393,953 shares. Such shares are held directly by (a) the Bryan Ezralow 1994 Trust u/t/d/12/22/1994, Bryan Ezralow, Trustee (the “Bryan Trust”) in the amount of 1,258,098 shares, where Bryan Ezralow as sole trustee of the Bryan Trust has sole voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; and (b) the Marc Ezralow Irrevocable Trust u/t/d 6/1/2004 (the “Irrevocable Trust”) in the amount of 135,855 shares, where Bryan Ezralow as sole trustee of the Irrevocable Trust has sole voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares.

(17)	Represents shares of common stock subject to warrants exercisable within 60 days.

In addition, Bryan Ezralow beneficially owns an aggregate of 836,712 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, the percentage ownership by Bryan Ezralow is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 295,455 shares of common stock issuable upon the exercise of warrants, held by the Bryan Trust; (ii) 43,182 shares of common stock issuable upon the exercise of warrants, held by the Irrevocable Trust; (iii) 125,889 shares of common stock issuable upon the exercise of warrants, held by Elevado; (iv) 266,088 shares of common stock issuable upon the exercise of warrants, held by EZ Colony; (v) 43,912 shares of common stock issuable upon the exercise of warrants, held by the Marital Trust; (vi) 41,285 shares of common stock issuable upon the exercise of warrants, held by the Family Trust; and (vii) 20,899 shares of common stock issuable upon the exercise of warrants, held by EMSE.

(18)	Collectively, the shares of Common Stock reported herein in which Marc Ezralow has shared voting and dispositive power over such shares are an aggregate of 2,092,723 shares. Such shares are held directly by (a) the Ezralow Family Trust u/t/d 12/9/1980 (the “Family Trust”) in the amount of 94,106 shares, where Marc Ezralow, as a co-trustee of the Family Trust, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (b) the Ezralow Marital Trust u/t/d 1/12/2002 (the “Marital Trust”) in the amount of 101,571 shares, where Marc Ezralow, as a co-trustee of the Marital Trust, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (c) Elevado Investment Company, LLC, a Delaware limited liability company (“Elevado Investment”), in the amount of 416,252 shares, where Marc Ezralow as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of Elevado Investment, shares voting and dispositive power over such shares, and thus, be deemed to beneficially own such shares; (d) EMSE LLC (“EMSE”), a Delaware limited liability company, in the amount of 495,674 shares, where Marc Ezralow, as a manager of EMSE shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; (e) EZ Colony Partners, LLC, a Delaware limited liability company (“EZ Colony”), in the amount of 985,117 shares, where Marc Ezralow as the sole trustee of one of the trusts that is a manager of EZ Colony, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; and (f) EZ MM&B Holdings, LLC, a Delaware limited liability company (“EZ MM&B”) in the amount of 3 shares, where Marc Ezralow as the sole trustee of one of the trusts that is a manager of EZ MM&B, and as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of one of the other managers of EZ MM&B, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares.

Collectively, the shares of Common Stock reported herein in which Marc Ezralow has sole voting and dispositive power over said Common Stock are 690,836 shares. Such shares are held directly by (a) the Marc Ezralow 1997 Trust u/t/d/11/26/1997, Marc Ezralow, Trustee (the “Marc Trust”) in the amount of 554,981 shares, where Marc Ezralow as sole trustee of the Marc Trust has sole voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares; and (b) the SPA Trust u/t/d 9/13/2004 (the “SPA Trust”), in the amount of 135,855 shares, where Marc Ezralow as sole trustee of the SPA Trust has sole voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares.

(19)	Represents shares of common stock subject to warrants exercisable within 60 days.

In addition, Marc Ezralow beneficially owns an aggregate of 711,710 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, the percentage ownership by Marc Ezralow is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 43,182 shares of common stock issuable upon exercise of warrants, held the SPA Trust; (ii) 170,455 shares of common stock issuable upon exercise of warrants, held by the 1997 Trust; (iii) 125,889 shares of common stock issuable upon the exercise of warrants, held by Elevado; (iv) 266,088 shares of common stock issuable upon the exercise of warrants, held by EZ Colony; (v) 43,912 shares of common stock issuable upon the exercise of warrants, held by the Marital Trust; (vi) 41,285 shares of common stock issuable upon the exercise of warrants, held by the Family Trust; and (vii) 20,899 shares of common stock issuable upon the exercise of warrants, held by EMSE.

(20)	Consists of: (i) 1,630,652 shares of common stock held by J. Steven Emerson Roth IRA Pershing LLC as Custodian (“Roth IRA Pershing”); (ii) 1,371,067 shares of common stock held by J. Steven Emerson

IRA Rollover II Pershing LLC as Custodian (“IRA Rollover II Pershing”); (iii) 430,945 shares of common stock held by Emerson Partners (“Emerson”); (iv) 583,237 shares of common stock held directly by J. Steven Emerson; (v) 48,173 shares of common stock held by the Emerson Family Foundation. J. Steven Emerson is the natural person with ultimate voting or investment control over the shares of common stock held by each of Roth IRA Pershing, IRA Rollover II Pershing, Emerson and the Emerson Family Foundation.
(21)	Represents shares of common stock subject to warrants exercisable within 60 days.
(22)	This represents 2,848,335 shares of common stock. The natural person with ultimate voting or investment control over the shares of common stock held is Warren Irwin.
(23)	Rosseau Asset Management (“Rosseau”) beneficially owns an aggregate of 1,136,364 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Rosseau’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of 1,136,364 shares of common stock issuable upon exercise of warrants.
(24)	This represents 3,022,064 shares of common stock. The natural person with ultimate voting or investment control over the shares of common stock held is Chris Hercus.
(25)	LOGiQ Capital 2016 (“LOGiQ”) beneficially owns an aggregate of 1,250,001 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, LOGiQ’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of 1,250,001 shares of common stock issuable upon exercise of warrants.
(26)	This represents 7,079,243 shares of common stock The natural person with ultimate voting or investment control over the shares of common stock held is John Thiessen.
(27)	Represents shares of common stock which may be issued pursuant to the conversion of the initial term loans within 60 days.

In addition, Värde Partners, Inc. may be deemed to own an aggregate of 10,201,067 additional shares of common stock acquirable when requisite stockholder approval is received. Värde Partners, Inc. is the ultimate owner of the general partners (the “General Partners”), of each of The Värde Fund XI (Master), L.P., The Värde Fund XII (Master), L.P.; The Värde Master Skyway Fund, L.P., The Värde Fund VI-A, L.P., Värde Investment Partners, L.P., and Värde Investment Partners (Offshore) Master, L.P. (the “Värde Entities”), or of the General Partners’ managing members. Mr. George Hicks is the chief executive officer of Värde Partners, Inc. As such each of Värde Partners, Inc. and Mr. Hicks may be deemed to have beneficial ownership of the shares owned by each of the Värde Entities. Each of Värde Partners, Inc. and Mr. Hicks disclaims beneficial ownership of the securities held indirectly through the Värde Entities except to the extent of their pecuniary interest therein, and this disclosure shall not be deemed an admission that any such reporting person is the beneficial owner for purposes of this Proxy Statement or for any other purpose.

To Lilis’s knowledge, except as noted above, no person or entity is the beneficial owner of 5% or more of Lilis’s common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

We describe below transactions and series of similar transactions, since January 1, 2016, to which we were a party, in which:

•	The amounts involved exceeded or will exceed the lesser of $120,000 or one percent (1%) of our average total assets at year-end for the last two completed fiscal years; and
•	Any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest.

All share and per share amounts applicable to our common stock from transactions that occurred prior to the June 23, 2016 reverse split in the following summaries of related party transactions have not been adjusted to reflect the 1-for-10 reverse split of our issued and outstanding common stock, unless specifically described below.

Series B Preferred Stock Private Placement and Conversion

On June 6, 2016, as subsequently amended, we entered into a Transaction Fee Agreement with TRW, a more than 5% shareholder of our company during the year ended December 31, 2016, in connection with the Series B Preferred Stock offering to act as co-broker dealers along with KES7, and as administrative agent. TRW received a cash fee of $500,000 and broker warrants to purchase up to 452,724 shares of common stock, at an exercise price of $1.30, exercisable on or after September 17, 2016, for a period of two years. Of the cash fee paid to TRW, $150,000 was reinvested into the Series B preferred stock offering in exchange for 150 shares of Series B preferred stock and the related warrants to purchase 68,182 shares of common stock at an exercise price of $2.50. These fees were recorded as a reduction to equity.

On June 15, 2016, we entered into the Series B Purchase Agreement with certain institutional and accredited investors (the “Purchasers”) in connection with the Series B preferred stock offering. For more information on the Series B preferred stock offering see Note 13-Shareholders Equity.

On April 25, 2017, we entered into the Conversion Agreement with the Purchasers, pursuant to which as consideration for the automatic conversion of outstanding shares of Series B Preferred Stock, we agreed to pay dividends as if they accrued through December 31, 2017 by increasing the stated value prior to conversion in a total amount of approximately $1.3 million. Certain Purchasers in the Series B Stock Offering who are currently 5% holders as a result of this transaction include Rosseau Asset Management Ltd ($3 million), LOGiQ Capital 2016 ($3 million), and Investor Company 5J5505D ($5 million).

Certain other Purchasers in the Series B Preferred Stock offering include certain of our related parties, such as Abraham Mirman, our Chief Executive Officer and a director, through the Bralina Group, LLC for which Mr. Mirman holds shared voting and dispositive power ($1.65 million); Ronald D. Ormand, the Chairman of our Board of Directors through Perugia Investments LP for which Mr. Ormand holds sole voting and dispositive power ($1.0 million), Kevin Nanke, the Company’s former Executive Vice President and Chief Financial Officer during the year ended December 31, 2016, through KKN Holdings LLC, for which Mr. Nanke holds sole voting and dispositive power ($200,000), R. Glenn Dawson, a director of our company ($125,000), Pierre Caland through Wallington Investment Holdings, Ltd. who was a more than 5% shareholder of our company ($250,000) during the year ended December 31, 2016 and Bryan Ezralow and Marc Ezralow through various entities beneficially owned by them ($1.3 million).

First Lien Credit Agreement and Warrant Reprice

On September 29, 2016, we entered into the First Lien Credit Agreement, as amended on April 24, 2017. For more information about the First Lien Credit Agreement see Management’s Discussion and Analysis — First Lien Credit Agreement and Warrant Repricing and — Management’s Discussion and Analysis — Recent Developments — First Lien Credit Agreement Drawdown, Repayment and Amendment.

First Lien Credit Agreement Drawdown, Repayment and Amendment.

Certain parties to the First Lien Credit Agreement included certain of our related parties such as TRW, acting as collateral agent, and Bryan Ezralow, Marc Ezralow and Marshall Ezralow through certain of their investment entities ($2.8 million), J. Steven Emerson through certain of his investment entities ($6 million), Rosseau Asset Management Ltd ($2 million), LOGiQ Capital 2016 ($1 million), and Investor Company 5J5505D ($20 million).

Second Lien Credit Agreement

On April 26, 2017, we entered into the Second Lien Credit Agreement with the lenders party thereto, collectively a beneficial owner of securities over 5% that are acquirable within 60 days, For more information about the Second Lien Credit Agreement see Management’s Discussion and Analysis — Recent Developments — Second Lien Credit Agreement.

Debenture Conversion Agreement

On December 29, 2015, we entered into the Debenture Conversion Agreement with all of the remaining holders of the Debentures. For more information about the Debentures see Management’s Discussion and Analysis — Debentures.

Certain parties to the Debenture Conversion Agreement included certain of our related parties at that time, such as the Steven B. Dunn and Laura Dunn Revocable Trust dated 10/28/10, of which its respective Debenture amount converted was approximately $1.02 million, Bryan Ezralow through EZ Colony Partners, LLC of which his respective Debenture amount converted was approximately $1.54 million and Pierre Caland through Wallington Investment Holdings, Ltd., of which its respective Debenture amount converted was approximately $2.09 million. Steven B. Dunn and Laura Dunn Revocable Trust dated October 28, 2010 who held more than 5% of our Common Stock during the year ended December 31, 2016.

Series A Preferred Stock

On May 30, 2014, we entered into a securities purchase agreement with accredited investors, pursuant to which it issued an aggregate of $7.5 million in Series A preferred stock with a conversion price of $24.10 and warrants to purchase up to 155,602 shares of common stock.

On June 23, 2016, after the receipt of requisite stockholder approval and in connection with the consummation of the Merger, all outstanding shares of Series A preferred stock were converted into common stock at a reduced conversion price of $5.00 a share, resulting in the issuance of 1,500,000 shares of common stock. In exchange for the reduction in conversion price from $24.10 per share to $5.00 per share, all accrued but unpaid dividends were forfeited.

Several of our officers, directors and affiliates were investors in the Series A preferred stock and converted their shares at $5.00 including Abraham Mirman ($250,000), Ronald D. Ormand (through Perugia Investments ($500,000), Nuno Brandolini ($100,000), General Merrill McPeak ($250,000), TRW ($779,000) and Pierre Caland through Wallington Investment Holdings, Ltd. ($125,000).

Convertible Notes

In a series of transactions from December 29, 2015 to May 6, 2016, we issued an aggregate of approximately $5.8 million in Convertible Notes maturing on June 30, 2016 and April 1, 2017 at a conversion price of $5.00 and warrants to purchase an aggregate of approximately 2.3 million shares of common stock with an exercise price of $2.50 for warrants issued between December 2015 and March 2016 and $0.10 for the warrants issued in May 2016. The purchasers include certain of our related parties, including Abraham Mirman, our Chief Executive Officer and director of our company ($750,000), the Bruin Trust (the “Bruin Trust”), an irrevocable trust managed by an independent trustee and whose beneficiaries include the adult children of Ronald D. Ormand, Chairman of our Board of Directors ($1.15 million), General Merrill McPeak, a director of our company ($250,000), Nuno Brandolini, a director of our company ($250,000), Glenn Dawson, a director of our company ($50,000), Kevin Nanke, the Company’s former Executive Vice President and Chief Financial Officer during the year ended December 31, 2016 ($100,000, which was reinvested instead of a cash bonus payment due to Mr. Nanke pursuant to his prior executive employment agreement), Pierre Caland through Wallington Investment Holdings, Ltd. ($300,000), who held more than 5% of our common stock during the year ended December 31, 2016, Bryan and Marc Ezralow, through various entities who held more than 5% of our common stock during the year ended December 31, 2016 ($905,381) and TRW ($400,000).

Subsequently, warrants to purchase up to 620,000 shares of common stock issued in connection with the Convertible Notes between December 2015 and March 2016 were amended and restated to reduce the exercise price to $0.10 in exchange for additional consideration given to us in the form of participation in the May Convertible Notes offering. Of those warrants, a total of 80,000 warrants were exercised. Additionally, during the three months ended June 30, 2016, in exchange for several offers to immediately exercise a portion of each investor’s outstanding warrants issued between 2013 and 2014, we reduced the exercise price on warrants to purchase a total of 416,454 shares of common stock ranging from $42.50 to $25.00 per share to $0.10 per share, of which a total of 315,990 were subsequently exercised, resulting in the issuance of an aggregate amount of 300,706 shares of common stock due to certain cashless exercises. TRW net exercised warrants to purchase 80,000 shares of common stock at a reset exercise price of $0.10, resulting in the issuance of 75,820 shares.

TRW also received an advisory fee on the Convertible Notes in the amount of $350,000, which was subsequently reinvested in full into the Series B Preferred Offering for 350 shares of Series B Preferred Stock and related warrants to purchase up to 159,091 shares of common stock.

On June 23, 2016, we entered into the Note Conversion Agreement. Certain parties to the Note Conversion Agreement include certain of our related parties, such as each officer and director who invested in the Notes, each of whom converted their outstanding amounts in full. In addition, Pierre Caland, through Wallington Investments, Ltd., was signatory to the Note Conversion Agreement and converted its outstanding amounts in full.

On August 3, 2016, we entered into the first amendment to the Notes with the remaining holders of approximately $1.8 million of our Notes. Each of Bryan Ezralow and Marc Ezralow through various entities and TRW was a party to the first amendment. For a detailed description of the first amendment to the Convertible Notes see — Note 8 — Long Term Debt.

SOS

In connection with the Merger, SOS, Brushy’s former subordinated lender, and a more than 5% shareholder of our Company during the year ended December 31, 2016, agreed to extinguish approximately $20.5 million of its outstanding debt in exchange for Brushy’s divestiture of its properties to SOS in the Giddings Field, the SOS Note and the SOS Warrant, which was completed on June 23, 2016.

March 2017 Private Placement

On February 28, 2017, we entered into a Securities Purchase Agreement in connection with the March 2017 Private Placement. For more information on the March 2017 Private Placement see Management’s Discussion and Analysis — Liquidity and Capital Resources — Recent Developments — March 2017 Private Placement.

The subscribers include certain of our related parties, including Bryan and Marc Ezralow through various entities ($2.6 million) and TRW, described further below.

G. Tyler Runnels and T.R. Winston

We have participated in several transactions with TRW, of which G. Tyler Runnels, a former member of our Board of Directors, is chairman and majority owner. During the year ended December 31, 2016, Mr. Runnels beneficially held more than 5% of our common stock, including the holdings of TRW and his personal holdings, and has personally participated in certain transactions with us.

On January 31, 2014, we entered into the Debenture Conversion Agreement with all of the holders of the Debentures, including TRW and Mr. Runnels’ personal trust. On June 23, 2016, all of the outstanding Debentures were converted at $5.00. See “— Debenture Conversion Agreement.”

On May 3, 2016 through May 5, 2016, in exchange for several offers to immediately exercise outstanding warrants issued between 2013 and 2014, we reduced the exercise price on warrants to purchase a total of 265,803 shares of common stock from a range of $42.50 to $25.00 per share to $0.10 per share which resulted in the issuance of a total of 250,520 shares of common stock. TRW received a total of 758,203 shares of common stock in this transaction.

On June 6, 2016, as subsequently amended, we entered into a Transaction Fee Agreement with TRW in connection with the Series B preferred stock offering. See “— Series B Private Placement.”

On November 1, 2016, we entered into a sublease agreement with TRW to sublease office space in New York, for which we pay $10,000 per month on a month-to-month basis.

On February 28, 2017, we entered into a Subscription Agreement in connection with the March 2017 Private Placement, for which TRW acted as placement agent and received a fee of $484,171. Additionally, TRW was a participant in the offering for an aggregate amount of $795,000.

Ronald D. Ormand

On March 20, 2014, we entered into an Engagement Agreement (the “Engagement Agreement”) with MLV & Co. LLC (“MLV”), which is now owned by FBR & Co., after it acquired MLV in September of 2015, pursuant to which MLV acted as our exclusive financial advisor. Ronald D. Ormand, a member of our Board of Directors since February 2015 and the current Executive Chairman of our Board of Directors, was previously the Managing Director and Head of the Energy Investment Banking Group at MLV. The Engagement Agreement provided for a fee of $25,000 to be paid monthly to MLV, subject to certain adjustments and other specific fee arrangements in connection with the nature of financial services being provided. We expensed $75,000 and $175,000 for the three and six months ended June 30, 2015, respectively. On May 27, 2015, MLV agreed to take $150,000 of its accrued fees in our common stock and was issued 75,000 shares in lieu of payment. The closing share price on May 27, 2015 was $1.56. The term of Engagement Agreement expired on October 31, 2015. On November 8, 2016, we paid FBR $100,000 as final settlement of outstanding fees owed under the Engagement Agreement.

Additionally, MLV had been involved in certain initial discussions relating to the Merger for which it did not receive a fee.

MMZ Consulting

From August 15, 2016 through April 15, 2017, we engaged MMZ Consulting LLC. (“MMZ”) as a third-party consultant to support our full cycle drilling & completions engineering needs. On January 29, 2017, Brennan Short, the President and owner of MMZ was hired to be our Chief Operating Officer. Since the beginning of this fiscal year, we have paid approximately $205,000 to MMZ, in exchange for services rendered. Mr. Short is the sole member of MMZ.

Agreements with Former Executive Officers

Kevin Nanke, Former Executive Vice President and Chief Financial Officer

On February 13, 2017, we entered into a Separation and Release of Claims Agreement (the “Separation Agreement”) with Mr. Nanke, providing for his separation as an officer of our company, effective January 23, 2017. Pursuant to the Separation Agreement and the terms of his employment agreement, Mr. Nanke will receive (1) a lump sum severance payment in an amount equal to 24 months of base salary in effect immediately prior to the date of termination, (2) a lump sum payment equal to 24 months of COBRA premiums based on the terms of our group health plan and Mr. Nanke’s coverage under such plan as of the date of termination, and (3) a lump sum bonus payment of $175,000. For consideration of the separation benefits listed above, Mr. Nanke (1) provided a general release of claims against us, our affiliates, and related parties, (2) to the extent reasonable, shall continue to provide full and continued cooperation in good faith with our company, our subsidiaries, and affiliates for 24 months following the date of termination in connection with certain matters relating to our company, and (3) agreed to be bound by confidentiality commitments to our company. Further to the terms of the Separation Agreement, the Board approved the acceleration of Mr. Nanke’s 416,667 stock options, which represented the unvested portion of Mr. Nanke’s equity awards.

Additionally, pursuant to Mr. Nanke’s former employment agreement with us, dated as of March 18, 2016, he was entitled to receive a performance bonus of $100,000 if we were to achieve certain compliance goals set forth therein. In May 2016, our Board of Directors approved the reinvestment by Mr. Nanke of his performance bonus in the amount of $100,000 into the May Offering, pursuant to the same terms as the May Offering.

On March 31, 2017, the Company sold of all of it’s oil and gas properties to Nanke Energy, LLC, an entity owned by Mr. Nanke for a total gross purchase price of $2 million, subject to customary post-closing purchase price adjustments.

Edward Shaw, Former Executive Vice President and Chief Operating Officer of the Company

On February 13, 2017, we entered into a Separation and Release of Claims Agreement (the “Settlement Agreement”) with Mr. Shaw, providing for his separation as an officer of our company, effective January 24, 2017 (the “Separation Date”). Pursuant to the Settlement Agreement, Mr. Shaw received (1) a lump sum severance payment in an amount equal to 3 months of base salary in effect immediately prior to the date of termination, (2) a lump sum payment equal to 3 months of COBRA premiums based on the terms of our group health plan and Mr. Shaw’s coverage under such plan as of the date of termination, and (3) a period of three months from the separation date to exercise all vested options. For consideration of the separation benefits listed above, Mr. Shaw (1) provided a general release of claims against us, our affiliates, and related parties, (2) to the extent reasonable, shall continue to provide full and continued cooperation in good faith with our company, our subsidiaries, and affiliates for 24 months following the date of termination in connection with certain matters relating to our company, and (3) agreed to be bound by confidentiality commitments to our company.

For additional information on the above-mentioned agreements, see “Employment Agreements and Other Compensation Arrangements” above.

Compensation of Directors

See “Executive and Director Compensation — Compensation of Nonemployee Directors” above.

Conflict of Interest Policy

Our Board of Directors has recognized that transactions between us and certain related persons present a heightened risk of conflicts of interest. We have a corporate conflict of interest policy that prohibits conflicts of interests unless approved by our Board of Directors. Our Board of Directors has established a course of conduct whereby it considers in each case, whether the proposed transaction is on terms as favorable or more favorable to us than would be available from a non-related party. Our Board of Directors also looks at whether the transaction is fair and reasonable to us, taking into account the totality of the relationships between the parties involved, including other transactions that may be particularly favorable or advantageous to us. Each of the related party transactions described above has been presented to our Board of Directors for consideration and each of these transactions has been unanimously approved by our Board of Directors after reviewing the criteria set forth in the preceding two sentences.

OTHER MATTERS

Management is not aware of any matters to be brought before the Annual Meeting other than those discussed above. However, if any other business properly comes before the Annual Meeting, the persons named in the accompanying form of proxy will vote or refrain from voting on the matter pursuant to the discretionary authority given in the proxy.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2018

In order to be eligible for inclusion in the proxy materials of Lilis for the 2018 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by January 22, 2018. Any such proposal should comply with the SEC’s rules governing stockholder proposals submitted for inclusion in proxy materials. Proposals should be addressed to Lilis Energy, Inc., 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, TX 78258, Attention: Corporate Secretary.

In addition, if a stockholder intends to present a proposal or director nomination at an annual meeting without including the proposal in the proxy materials related to that meeting, and if the proposal does not comply with the applicable requirements for inclusion under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, then the proxy or proxies designated by our board of directors for the 2018 Annual Meeting of Stockholders may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Lilis. Proxies may be solicited by mail, facsimile, telephone, telegraph, internet and in person.

The expenses of preparing, printing and distributing this proxy statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by Lilis.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of common stock for whom they hold shares, and Lilis will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless stockholders have notified the company whose shares they hold of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to in this proxy statement as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of this proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact the company whose shares you hold at its address identified in this paragraph below. Lilis will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Lilis Energy, Inc., 300 E. Sonterra Blvd., Suite No. 1220, San Antonio, TX 78258, Attention: Corporate Secretary, Telephone: (210) 999-5400.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this proxy statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that the Company filed with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the Company incorporates by reference the following filing:

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed on March 3, 2017;
•	the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, as filed on May 12, 2017; and
•	the Company’s Current Reports on Form 8-K and 8-K/A, as filed on January 25, 2017, January 31, 2017, February 10, 2017, February 17, 2017, March 2, 2017, March 9, 2017, March 10, 2017, April 14, 2017, April 27, 2017, and May 8, 2017.

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with Proposal 1, “Approval of (a) the potential issuance of 20% or more of our outstanding common stock pursuant to the Second Lien Credit Agreement and (b) any “change of control” that may result from the issuance of shares of common stock pursuant to the Second Lien Credit Agreement,” beginning on page 3, of this proxy statement are incorporated by reference to the above referenced filings. We are delivering to security holders with this proxy statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.

The Company also undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon written or oral request, by first class mail or other equally prompt means and within five business days of receipt of such request, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number:

Lilis Energy, Inc.
300 E. Sonterra Blvd., Suite No. 1220
San Antonio, TX 78258
(210) 999-5400

WHERE YOU CAN FIND MORE INFORMATION

Lilis files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy these materials at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at l-800-SEC-0330. The SEC also maintains an internet site that contains information that Lilis has filed electronically with the SEC, which you can access over the internet at www.sec.gov. You also can get more information by visiting Lilis’s web site at www.lilisenergy.com. Web site materials are not part of this proxy statement.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS. LILIS HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED [          ], 2017. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE SENDING OR MAKING AVAILABLE OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
RECOVERY ENERGY, INC.

ARTICLE I
NAME

The name of the corporation is Recovery Energy, Inc. (the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The name of the registered agent and the street address of the registered office in the State of Nevada where process may be served upon the Corporation is CSC Services of Nevada, Inc., 502 East John Street, Carson City, Nevada 89706. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
AUTHORIZED CAPITAL STOCK

Section 1. Common Stock.

(a) The Corporation shall have the authority to issue 100,000,000 million shares of common stock having a par value of $0.0001 per share (the “Common Stock”).

(b) Preferred Stock.  The Corporation shall have the authority to issue 10,000,000 shares of preferred stock having a par value of $0.0001 per share (the “Preferred Stock”). The Board of Directors is expressly granted authority to issue shares of Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

ARTICLE IV
DIRECTORS

Section 1. Number of Directors.  The members of the governing board of the Corporation are styled as directors. The Board of Directors shall be elected in such manner as shall be provided in the Amended and Restated Bylaws of the Corporation. The current Board of Directors consists of four directors. The number of directors may be changed from time to time in such manner as shall be provided in the Bylaws of the Corporation.

ARTICLE V
PURPOSE

The purpose of the Corporation shall be to engage in any lawful business for which corporations may be organized under NRS Chapter 78.

ARTICLE VI
LIMITATIONS ON LIABILITY

No director shall be personally liable to the Corporation, any of its stockholders or its creditors for money damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the NRS as the same exists or may hereafter be amended. If the NRS is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the NRS, as so amended. Any repeal or modification of this Article VI shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE VII
INDEMNIFICATION

Section 1. Expenses for Actions Other Than By or In The Right of the Corporation.  The Corporation shall indemnify to the fullest extent under Nevada law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with which action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Section 2. Expenses for Actions By or In the Right of the Corporation.  The Corporation shall indemnify to the fullest extent under Nevada law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 3. Non-Exclusivity.  The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or under any other bylaw, agreement, insurance policy, vote of stockholders or disinterested directors, statute or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 4. Repeal and Modification.  Any repeal or modification of this Article VII shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE VIII
ACQUISITION OF CONTROLLING INTEREST AND COMBINATION
WITH INTERESTED STOCKHOLDERS

In accordance with the provisions of Section 78.378 of the provisions of Nevada Revised Statutes (“NRS”), the provisions of Sections 78.378 to 78.3793, inclusive, as the same may be amended from time to time (or any successor statutes thereto), relating to acquisitions of controlling interests in the corporation, do not apply to any and all acquisitions of shares of the corporation’s common stock. At such time, if any, as the Corporation becomes a “resident domestic corporation”, as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as the same may be amended from time to time (or any successor statutes thereto).

ARTICLE IX
AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

IN WITNESS WHEREOF, I have executed this Certificate of Amended and Restated Articles of Incorporation as of the 10th day of October, 2011.

/s/ Roger A. Parker

Roger A. Parker,
President and Chief Executive Officer

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
RECOVERY ENERGY, INC.
a Nevada corporation

*********

Pursuant to Section 78.390 of the Nevada Revised Statutes

*********

Recovery Energy, Inc., a Nevada corporation, (the “Corporation”), DOES HEREBY CERTIFY that:

1.	The Corporation filed its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada on October 17, 2011.
2.	This Certificate of Amendment to the Amended and Restated Articles of Incorporation of Recovery Energy, Inc. has been duly adopted in accordance with the provisions of Section 78.390 of the Nevada Revised Statutes.
3.	Article I of the Amended and Restated Articles of Incorporation is hereby amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is Lilis Energy, Inc.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be executed by its duly authorized officer as of the 15th day of November, 2013.

Recovery Energy, Inc.
a Nevada corporation

By:	/s/ A. Bradley Gabbard Name: A. Bradley Gabbard Title: Chief Financial Officer and Chief Operating Officer

Annex B

Second Amendment to Lilis Energy Inc.’s 2016 Omnibus Incentive Plan

SECOND AMENDMENT
TO
LILIS ENERGY, INC.
2016 OMNIBUS INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors of Lilis Energy, Inc., a Nevada corporation (the “Corporation”), and the approval by the stockholders of the Corporation at the Corporation’s Special Meeting of Stockholders held on [          ], 2017, the 2016 Omnibus Incentive Plan (the “Plan”) of the Corporation is hereby amended as follows:

1.	Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan by 3,000,000 shares, as follows:

“4.1 Authorized Number of Shares.

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 13,000,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.”

2.	Section 4.3.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares available for issuance under the Plan as Incentive Stock Options by 3,000,000 shares, as follows:

“4.3.1 Incentive Stock Options.

Subject to adjustment under Section 15, 13,000,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.”

3.	Unless otherwise expressly provided for in this First Amendment to the Plan (the “Second Amendment”), all capitalized words, phrases, or defined terms used in this First Amendment will have the same meaning ascribed to them in the Plan.
4.	Except as expressly set forth in this Second Amendment, there have been no other changes or modifications to the Plan, and the plan remains otherwise unchanged and in full force and effect.
5.	This Second Amendment shall be effective as of [ ], 2017.

[signature page follows]

B-1

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed effective as of the date set forth above.

LILIS ENERGY, INC.,
a Nevada corporation

By:

[Signature Page to Second Amendment to the Plan]

B-2

Annex C

Explanatory Note: The information below is presented on a pro forma basis, after giving effect to (i) the 1-for-10 reverse split that was effected on June 23, 2016 and (ii) the first amendment to the 2016 Omnibus Incentive Plan, adopted on November 3, 2016, which increased the number of shares of common stock available for grant under the 2016 Omnibus Incentive 2016 Plan from 5,000,000 to 10,000,000 shares.

LILIS ENERGY, INC.
2016 OMNIBUS INCENTIVE PLAN

Lilis Energy, Inc. sets forth herein the terms and conditions of its 2016 Omnibus Incentive Plan:

1. PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, Non-Employee Directors, key employees and Consultants, and to motivate such officers, Non-Employee Directors, key employees and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Prior Plan.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.2. “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Board.

2.3. “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

2.4. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer or Chief Financial Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its

Affiliates. A Separation from Service for Cause shall be deemed to include a determination by the Committee or its designee following a Grantee’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or any Affiliate to have terminated the Grantee’s service for Cause.

2.7. “Change in Control” shall have the meaning set forth in Section 15.3.2.

2.8. “Code” means the Internal Revenue Code of 1986.

2.9. “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board to the extent the Committee has been designated by the Board to administer the Plan.

2.10. “Company” means Lilis Energy, Inc., a Nevada corporation, or any successor corporation.

2.11. “Common Stock” means the common stock of the Company.

2.12. “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

2.13. “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by the Company or other corporate transaction involving the Company or any of its Subsidiaries.

2.14. “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m), as qualified by Section 12.4.

2.15. “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

2.16. “Effective Date” means May 23 2016, the date the Plan was approved by the Stockholders.

2.17. “Exchange Act” means the Securities Exchange Act of 1934.

2.18. “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Board.

2.19. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law,

daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

2.20. “Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.

2.21. “Grantee” means a person who receives or holds an Award.

2.22. “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.23. “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

2.24. “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25. “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.26. “Option Price” means the exercise price for each Share subject to an Option.

2.27. “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

2.28. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

2.29. “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.30. “Plan” means this Lilis Energy, Inc. Omnibus Incentive Plan.

2.31. “Prior Plan” means the Lilis Energy, Inc. 2012 Equity Incentive Plan (formerly the Recovery Energy, Inc. 2012 Equity Incentive Plan).

2.32. “Purchase Price” means the per Share purchase price for each grant of Restricted Stock.

2.33. “Restricted Period” shall have the meaning set forth in Section 10.1.

2.34. “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.35. “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.36. “SAR Exercise Price” means the per Share exercise price of a SAR.

2.37. “SEC” means the United States Securities and Exchange Commission.

2.38. “Section 162(m)” means Code Section 162(m).

2.39. “Section 409A” means Code Section 409A.

2.40. “Securities Act” means the Securities Act of 1933.

2.41. “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by

Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.42. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as the Grantee continues to be a Service Provider to the Company or an Affiliate.

2.43. “Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

2.44. “Share” means a share of Common Stock.

2.45. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.46. “Stockholder” means a stockholder of the Company.

2.47. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.48. “Substitute Award” means any Award granted in assumption of or in substitution for an award of an entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.49. “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.50. “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

3. ADMINISTRATION OF THE PLAN

3.1. General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(i)	designate Grantees;
(ii)	determine the type or types of Awards to be made to Grantees;

(iii)	determine the number of Shares to be subject to an Award;
(iv)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(v)	prescribe the form of each Award Agreement; and
(vi)	amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Board.

3.2. No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3. Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4. Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

3.5. No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6. Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

4. STOCK SUBJECT TO THE PLAN

4.1. Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 10,000,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

4.2. Share Counting

4.2.1. General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2. Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.3. Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4. Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5. Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

4.3. Award Limits

4.3.1. Incentive Stock Options

Subject to adjustment under Section 15, 10,000,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2. Individual Award Limits for Section 162(m) — Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 10,000,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 10,000,000 Shares.

4.3.3. Individual Award Limits for Section 162(m) — Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $10,000,000; and (ii) all other cash-based Performance Awards: $10,000,000.

4.3.4. Limits on Awards to Non-Employee Directors

The maximum number of Shares subject to Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

5. EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6. AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2. Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3. Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

7. AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8. TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2. Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3. Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4. Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

8.5. Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6. Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7. Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

8.8. Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee is an employee of the Company or any Subsidiary, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2. Other Terms

The Board shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

9.3. Term of SARs

The term of a SAR shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

9.4. Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by
(ii)	the number of Shares with respect to which the SAR is exercised.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1. Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2. Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3. Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.

10.4. Rights of Holders of RSUs

10.4.1. Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2. Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, RSU holders shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.

10.4.3. Creditor’s Rights

An RSU holder shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5. Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past Services rendered.

10.6. Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1. General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2. Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3. Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4. Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12. TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1. Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2. Performance Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms and conditions set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

12.2.1. Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2. Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

12.2.3. Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4. Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

12.3. Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as “performance-based compensation” under Section 162(m) as required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4. Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, qualify as “performance-based compensation” within the meaning of Section 162(m). Accordingly, the terms and conditions of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13. OTHER SHARE-BASED AWARDS

13.1. Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2. Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14. REQUIREMENTS OF LAW

14.1. General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2. Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15. EFFECT OF CHANGES IN CAPITALIZATION

15.1. Changes in Common Stock

If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for Awards granted (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding Shares or other transaction described in clause (ii) above, the number and kind of Shares for which Awards are outstanding and the Option Price per Share of outstanding Options and SAR Exercise Price per Share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2. Effect of Certain Transactions

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms and conditions, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Corporate Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria that were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (i) the holders of affected Options and SARs have been given a period of at least 15 days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in the Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

15.3. Change in Control

15.3.1. Consequences of a Change in Control

For Awards granted to Non-Employee Directors, except as may otherwise be provided in the applicable Award Agreement, upon a Change in Control all such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For Awards granted to any other Service Providers, except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such Awards are assumed, converted or replaced by the resulting entity in a Change in Control:

(i)	To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.
(ii)	To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for Cause or (2) by the Service Provider for “good reason” (as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the performance period completed through the date of the Separation from Service.

15.3.2. Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)	The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or
(ii)	A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which 51% or more of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)	A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.4. Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16. NO LIMITATIONS ON COMPANY

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17. TERMS APPLICABLE GENERALLY TO AWARDS

17.1. Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

17.2. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3. Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Board, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the

Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4. Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

17.5. Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

17.6. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

17.7. Section 409A

The Plan is intended to comply with Section 409A and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

17.8. Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9. Transferability of Awards

17.9.1. Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by a Grantee, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2. Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10. Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to stockholders, as determined by the Board. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

17.11. Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

The Plan was adopted by the Board on April 20, 2016 and was approved by the Stockholders on May 23, 2016.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
LILIS ENERGY, INC.

TO BE HELD JUNE [  ], 2017

The undersigned hereby appoints Abraham Mirman and Ariella Fuchs, or either of them, as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Lilis Energy, Inc. (the “Company”) held of record by the undersigned, that the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders to be held at 10:00 a.m. local time on June [  ], 2017, at the offices of Lilis located at 152 W. 57th Street, 21st Floor, New York, NY 10019.

1.	To approve (a) the potential issuance of 20% or more of our outstanding common stock pursuant to the Second Lien Credit Agreement and (b) any “change of control” that may result from the issuance of shares of common stock pursuant to the Second Lien Credit Agreement.

_____________ FOR _____________ AGAINST _____________ ABSTAIN

2.	To approve and adopt an amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock.

_____________ FOR _____________ AGAINST _____________ ABSTAIN

3.	Election of directors.

_____________ FOR the election as a director of the six nominees listed below (except as marked to the contrary below).

NOMINEES: Peter Benz, Nuno Brandolini, R. Glenn Dawson, General Merrill McPeak, Abraham Mirman and Ronald Ormand

_____________ WITHHOLD AUTHORITY to vote for the following nominees:

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided.

4.	To approve, on an advisory basis, the compensation of the Company's named executive officers.

_____________ FOR _____________ AGAINST _____________ ABSTAIN

5.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017.

_____________ FOR _____________ AGAINST _____________ ABSTAIN

6.	To approve and adopt an amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 3,000,000 shares to an aggregate of 13,000,000 shares.

_____________ FOR _____________ AGAINST _____________ ABSTAIN

In his or her discretion, the proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. Where no choice is specified by the stockholder, the proxy will be voted in favor of the proposals set forth on this proxy.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy may do by virtue hereof.

Please indicate whether you will attend the Annual Meeting of stockholders June [  ], 2017: I ☐ plan ☐ do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE:		Date:
SIGNATURE:	Signature if held jointly	Date:

NOTE: Please sign exactly as name appears on the envelope in which this proxy card and the accompanying proxy statement were sent to you. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity. Corporations must provide full name of corporation and title of authorized officer signing.